                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
              (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2015

Item 1. Report to Shareholders

ANNUAL REPORT S E P T E M B E R 3 0 , 2 0 1 5

MARKET VECTORS®
INDUSTRY ETFs

Biotech ETF	BBH

Environmental Services ETF	EVX®

Gaming ETF	BJK®

Pharmaceutical ETF	PPH®

Retail ETF	RTH®

Semiconductor ETF	SMH®

800.826.2333

vaneck.com

The information contained in the management discussion represents the opinions of Market Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETF Trust are as of September 30, 2015, and are subject to change.

MARKET VECTORS INDUSTRY ETFs

(unaudited)

Dear Shareholder:

We are pleased to present this annual report for the six industry exchange-traded funds (ETFs) of the Market Vectors ETF Trust for the 12-month period ended September 30, 2015.

The top performing fund in our suite of industry ETFs was the Market Vectors Retail ETF (NYSE Arca: RTH) which returned 18.63%, for the period under review. Much of its notable performance was attributable to its focus on the 25 largest U.S. listed retail companies.

Large-capitalization stocks were key drivers of RTH’s returns. The Fund benefited from the inclusion, and weightings in the portfolio, of the internet retailer Amazon (12.5% of Fund net assets†), and home improvement retailers, Home Depot (8.2% of Fund assets†), and Lowe’s (5.1% of Fund net assets†). These particular stocks were either absent from or had minimal weightings in (compared with RTH) the portfolios of other similar ETFs.

In the case of retail companies, the Internet has proven to be transformative. While the traditional retail industry could quite validly be described as having been an “early adopter” of the Internet of Things (IoT), there are now an increasing number of different technologies available to be leveraged. These are apart from the increasing use by retailers of “big data” in merchandising decision-making, i.e., deciding what it is that customers are going to buy.

The efficiencies and opportunities offered by the IoT are potentially good news not only for retailers (both traditional and online), but also for the companies that make the cores of many of the devices used by the IoT, e.g., semiconductors. Since it invests in 25 of the largest U.S. listed, publicly traded semiconductor companies, some of these are to be found in another of our industry ETFs, the Market Vectors Semiconductor ETF (NYSE Arca: SMH). We believe SMH continues to provide interesting exposure to the expanding IoT space.

Semiconductors – Worldwide Market Billings: 3-Month Moving Averages ($bn)

Source: Semiconductor Industry Association. Not illustrative of an investment in the Fund. Historical information is not a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

We will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder. We encourage you to stay in touch with us through the videos, email subscriptions, and blogs available on our website (www.vaneck.com). And should you have any questions, please contact us at 1.800.826.2333 or visit www.vaneck.com.

1

MARKET VECTORS INDUSTRY ETFs

(unaudited)

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended September 30, 2015. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

October 22, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are total net assets as of September 30, 2015.
2

Management Discussion (unaudited)

Three of the six Market Vectors Industry ETFs realized positive performance in the 12 months ended September 30, 2015. The Market Vectors Retail ETF posted an impressive total return of 18.63%, with the Market Vectors Biotech and Market Vectors Pharmaceutical ETFs also posting positive performance.

October 1, 2014 through September 30, 2015 Market Vectors Industry ETFs Total Return

Source: Van Eck Global. Returns based on NAV. The performance data quoted represent past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Biotech

After October 14, 2014 (the day the Dow Jones Industrial Average dropped over 223 points1 in a single day), biotech stocks rose fitfully, if steadily, through the first six-month period. Activity in both licensing agreements and mergers & acquisitions (M&As) was particularly brisk throughout 20142 and there were also some interesting U.S. Food and Drug Administration (FDA) product approvals3 during the last quarter of the year. These included Gilead Sciences’ (16.0% of Fund net assets†) new hepatitis C virus treatment Harvoni, and Amgen’s (11.8% of Fund net assets†) Blincyto, a leukemia drug. In the first quarter of 2015, M&A activity continued apace with, toward the end of the period, the agreement by AbbVie (not held by Fund) to purchase Pharmacyclics (sold by end of period), for US$21 billion in cash and stock,4 of particular note. The second six months of the Fund’s financial year essentially saw biotech stocks treading water. However, both the market’s swoon at the end of August,5 and comments from both Hillary Clinton6 and Democrat lawmakers7 at the end of September, hit the Fund hard. Despite this, though, the Fund ended up 8.1% for the 12-month period as a whole.

U.S. companies contributed by far the most to total return, but there was also a small contribution from the Netherlands. Spain detracted from performance, but only minimally. Incyte (4.5% of Fund net assets†), Pharmacyclics, subsequently acquired by AbbVie (not held by the Fund), and BioMarin Pharmaceutical (4.1% of Fund net assets†) all made significant contributions to the Fund’s overall performance. Gilead Sciences, in particular, detracted from overall performance.

3

MARKET VECTORS INDUSTRY ETFs

(unaudited)

Environmental Services

Historically, construction and home-building industries have benefitted environmental services companies. However, any upticks there may have been in either construction8 or home-building9 in the U.S. this year failed to result in positive performance in the environmental services industry. While U.S. stocks accounted for the majority of the Fund’s negative total return, positive contributions came from both the single French stock in the Fund, Veolia Environnement (sold by end of period), and the single Canadian stock, Progressive Waste Solutions (3.5% of Fund net assets†).

Gaming

The Fund posted a disappointing decline of 27.91% for the 12-month period. Macau, the world’s biggest gaming hub, recorded a fall in gaming revenues in each of the 12 months of the period under review, with revenues in September—in the 16th straight monthly decline—down 33%.10 In addition to Beijing’s anti-corruption campaign, the southern Chinese territory has also been hit by the slowdown in economic growth in China.11 Gaming companies operating in Macau were some of the most significant detractors from the Fund’s overall performance. Companies in the gaming business in the U.K., Ireland, and Sweden made the only positive contributions to overall performance.

Pharmaceutical

As with biotech stocks, after October 14, 2014 (the day the Dow Jones Industrial Average dropped over 223 points in a single day), pharmaceutical stocks rose erratically, if steadily, throughout the remainder of the fourth quarter of 2014. By the end of December, the FDA had approved some 4112 new molecular entities for the year, 17 of which offered a novel mechanism of action in treating a disease.13 This was 14 more than the 27 approved in 2013.14

Since the end of the year, news from the pharma market has featured strong M&A activity. In addition to the agreement by AbbVie (4.9% of Fund net assets†) to purchase Pharmacyclics (not held by Fund), for US$21 billion in cash and stock,15 in March there was also a bidding war which resulted in Canada’s Valeant Pharmaceuticals (3.7% of Fund net assets†) buying Salix Pharmaceuticals (sold by end of period) for US$10.1 billion in an all cash deal.16 Then, at the end of July, Jerusalem-based Teva Pharmaceutical (4.3% of Fund net assets†) announced that it would acquire Allergan Generics (4.9% of Fund net assets†) for $40.5 billion.17

Right at the end of the 12-month period, however, following the market’s swoon at the end of August,18 comments from both Hillary Clinton19 and Democrat lawmakers,20 not least the specific mention of Valeant Pharmaceuticals, hit the Fund hard. Consequently, the Fund ended its latest financial year only slightly up on the previous year. Canada and the U.S. were the two largest positive contributors to the Fund’s overall performance. Companies in both U.K. and Ireland were the largest detractors from the Fund’s overall performance.

Retail

The Fund returned a healthy 18.63% for the 12-month period under review. The first six months of the period brought with it commendably positive performance, anchored in part on total holiday retail sales, including sales for both November and December, which increased 4% to $616.1 billion21 and were the best since 2011.22 Following a fall in retail sales in both January and February,23 not least because of the cold weather gripping certain areas of the U.S., each month following (except April) through the end of the period under review, saw healthy retail sales.24 & 25

While stores involved in internet and catalog retail and specialty retail made by far the greatest contributions to total return, food and staples retailing also contributed healthy positive percentages to the Fund’s overall performance. The healthcare retail sector contributed the least to overall performance.

4

Semiconductor

Global semiconductor sales in 2014 hit a new high (for the second consecutive year) with record sales of $335.8 billion, up 9.9% on sales of $305.6 billion in 2013.26 Sales in the last quarter of 2014 amounted to $87.4 billion, 9.3% higher than the $79.9 billion recorded in the same quarter the previous year.27 Sales in the Americas increased 12.7% in 2014. The three largest categories of semiconductor by sales were logic, memory and micro-ICs respectively.28 Year-on-year global semiconductor sales in the first two quarters were ahead of those in the same periods in 2014.29 & 30 Thereafter, reflecting concerns about the global economy, month-on-month global semiconductor sales fell in July and August 2015.31 In August they were down 0.5% from July, and 3.0% from August 2014.32 Although contributing the most to the Fund’s total return, Taiwan’s positive performance over the period, together with that of both Singapore and the Netherlands, was just not enough to offset the negative performance of companies elsewhere, primarily in the U.S., and the Fund ended the 12-month period down 1.09%.

†	All Fund assets referenced are Total Net Assets as of September 30, 2015.

[1]	Zacks: Stock Market News for October 14, 2014, http://www.zacks.com/stock/news/150152/stock-market-news-for-october-14-2014

[2]	Zacks: 4 Biotech Stocks that Doubled in 2014, http://www.zacks.com/stock/news/158597/4-biotech-stocks-that-doubled-in-2014

[3]	U.S. Food and Drug Administration: Novel New Drugs 2014 Summary, http://www.fda.gov/downloads/Drugs/DevelopmentApprovalProcess/DrugInnovation/UCM430299.pdf

[4]	Zacks: AbbVie to Buy Pharmacyclics: Biotech ETFs to Watch - ETF News And Commentary, http://finance.yahoo.com/news/abbvie-buy-pharmacyclics-biotech-etfs-184106656.html

[5]	CNN Money: After historic 1,000-point plunge, Dow dives 588 points at close, http://money.cnn.com/2015/08/24/investing/stocks-markets-selloff-china-crash-dow/

[6]	CNBC: Biotech falls on Clinton ‘price gouging’ comments, http://www.cnbc.com/2015/09/21/biotech-falls-on-clinton-price-gouging-comments.html

[7]	Financial Times: Valeant hit by political criticism of drug company pricing, http://www.ft.com/intl/cms/s/0/6cf3be50-660c-11e5-a57f-21b88f7d973f.html#axzz3oMiymHW6

[8]	Board of Governors of the Federal Reserve System: Industrial Production and Capacity Utilization - G.17, http://www.federalreserve.gov/releases/g17/Current/

[9]	U.S. Census Bureau News: New Residential Construction in August 2015, https://www.census.gov/construction/nrc/pdf/newresconst.pdf

[10]	Las Vegas Review-Journal: Macau gaming revenue down 33 percent in September, 16th straight monthly dip, http://www.reviewjournal.com/business/casinos-gaming/macau-gaming-revenue-down-33-percent-september-16th-straight-monthly-dip

[11]	Reuters: Macau’s gambling revenue tumbles 35.5 pct in August, http://www.reuters.com/article/2015/09/01/macau-gambling-revenue-idUSENNF8R0S20150901

[12]	U.S. Food and Drug Administration: Novel New Drugs 2014 Summary, http://www.fda.gov/downloads/Drugs/DevelopmentApprovalProcess/DrugInnovation/UCM430299.pdf

[13]	Chemical & Engineering News: The Year in New Drugs, http://cen.acs.org/articles/93/i5/Year-New-Drugs.html

[14]	DCAT CONNECT: Pharma Industry on Track to Outpace New Drug Approvals in 2014, http://connect.dcat.org/blogs/patricia-van-arnum/2014/08/26/pharma-industry-on-track-to-outpace-new-drug-approvals-in-2014#.VCGeHlcppMd

[15]	Zacks: AbbVie to Buy Pharmacyclics: Biotech ETFs to Watch - ETF News And Commentary, http://finance.yahoo.com/news/abbvie-buy-pharmacyclics-biotech-etfs-184106656.html

[16]	Reuters: Canada’s Valeant to buy Salix in $10.1 billion deal, http://www.reuters.com/article/2015/02/23/us-valeantpharms-salixpharms-idUSKBN0LQ0V420150223

[17]	Teva Pharmaceutical Industries Ltd: Teva to Acquire Allergan Generics for $40.5 Billion Creating a Transformative Generics and Specialty Company Well Positioned to Win in Global Healthcare, http://www.tevapharm.com/news/?itemid={B182F7AD-88B6-4064-9D76-25178DF0C783}

[18]	CNN Money: After historic 1,000-point plunge, Dow dives 588 points at close, http://money.cnn.com/2015/08/24/investing/stocks-markets-selloff-china-crash-dow/

[19]	CNBC: Biotech falls on Clinton ‘price gouging’ comments, http://www.cnbc.com/2015/09/21/biotech-falls-on-clinton-price-gouging-comments.html

[20]	Financial Times: Valeant hit by political criticism of drug company pricing, http://www.ft.com/intl/cms/s/0/6cf3be50-660c-11e5-a57f-21b88f7d973f.html#axzz3oMiymHW6
5

MARKET VECTORS INDUSTRY ETFs

(unaudited)

[21]	National Retail Federation: Retail Holiday Sales Increase 4 Percent, https://nrf.com/news/retail-holiday-sales-increase-4-percent

[22]	Ibid

[23]	The Wall Street Journal: U.S. Retail Sales Fall Amid Rough Weather, https://nrf.com/news/retail-sales-decreased-02-percent-february http://www.wsj.com/articles/u-s-retail-sales-down-0-6-in-february-1426163489?mod=djemCFO_h

[24]	National Retail Foundation: Retail Insight Center, Seasonally Adjusted Monthly Retail Sales, http://research.nrffoundation.com/Default.aspx?pg=45#.VhaH5Zf5EXg

[25]	National Retail Foundation: National Retail Federation Forecasts Holiday Sales to Increase 3.7%, https://nrf.com/media/press-releases/national-retail-federation-forecasts-holiday-sales-increase-37

[26]	Semiconductor Industry Association: Global Semiconductor Industry Posts Record Sales in 2014, http://www.semiconductors.org/news/2015/02/02/global_sales_report_2014/global_semiconductor_industry_posts_record_sales_in_2014/

[27]	Ibid.

[28]	Ibid.

[29]	Semiconductor Industry Association: First Quarter Semiconductor Sales Up 6 Percent Compared to Last year, http://www.semiconductors.org/news/2015/05/04/global_sales_report_2015/first_quarter_semiconductor_sales_up_6_percent_compared_to_last_year/

[30]	Semiconductor Industry Association: Mid-Year Global Semiconductor Sales Ahead of Last Year’s Pace by 4 Percent, http://www.semiconductors.org/news/2015/08/03/global_sales_report_2015/mid_year_global_semiconductor_sales_ahead_of_last_years_ pace_by_4_percent/

[31]	USA Today: Tech’s biggest disasters sting investors, http://www.usatoday.com/story/money/markets/2015/09/30/tech-stocks-biggest-disasters/73100110/

[32]	Semiconductor Industry Association: Global Semiconductor Sales Decrease Slightly in August, http://www.semiconductors.org/news/2015/10/05/global_sales_report_2015/global_semiconductor_sales_decrease_slightly_in_august/
6

BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBBHTR[2]
One Year	8.01%	8.13%	8.31%
Life* (annualized)	36.63%	36.64%	36.88%
Life* (cumulative)	225.44%	225.53%	227.67%
* since 12/20/11

Commencement date for the Market Vectors Biotech ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 0.40% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

7

BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	Market Vectors® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from biotechnology, which includes companies engaged primarily in research and development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment (excluding pharmacies).

Market Vectors US Listed Biotech 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Biotech ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Biotech ETF (BBH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BBH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	3	0.3%
Greater than or Equal to 1.0% And Less Than 1.5%	4	0.4%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.1%
Greater than or Equal to 0.0% And Less Than 0.5%	537	56.6%
Greater than or Equal to -0.5% And Less Than 0.0%	366	38.6%
Greater than or Equal to -1.0% And Less Than -0.5%	4	0.4%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	6	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.2%
Less Than -5.0%	17	1.8%
	949	100.0%

*	First Day of secondary market trading.
8

ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	AXENV[2]
One Year	(8.80)%	(8.18)%	(7.94)%
Five Year	6.24%	6.39%	6.91%
Life* (annualized)	5.36%	5.44%	5.97%
Life* (cumulative)	59.77%	60.86%	68.25%
* since 10/10/06

Commencement date for the Market Vectors Environmental Services ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 1.15% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

9

ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources.

NYSE Arca Environmental Services Index (the “Index”) is a trademark of NYSE or its affiliates, and is licensed for use by Van Eck Associates Corporation. NYSE neither sponsors nor endorses the Fund and makes no representation as to the accuracy and/or completeness of the Index or results to be obtained by any person from using the Index in connection with trading of the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Environmental Services ETF (EVX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 30, 2010 through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	1	0.1%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	21	1.7%
Greater than or Equal to 1.0% And Less Than 1.5%	41	3.2%
Greater than or Equal to 0.5% And Less Than 1.0%	67	5.3%
Greater than or Equal to 0.0% And Less Than 0.5%	354	28.1%
Greater than or Equal to -0.5% And Less Than 0.0%	572	45.4%
Greater than or Equal to -1.0% And Less Than -0.5%	123	9.8%
Greater than or Equal to -1.5% And Less Than -1.0%	42	3.3%
Greater than or Equal to -2.0% And Less Than -1.5%	20	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	6	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	2	0.2%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	1	0.1%
Less Than -5.0%	0	0.0%
	1259	100.0%
10

GAMING ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBJKTR[2]
One Year	(28.46)%	(27.91)%	(27.72)%
Five Year	4.13%	4.17%	4.59%
Life* (annualized)	(1.38)%	(1.30)%	(0.53)%
Life* (cumulative)	(10.14)%	(9.56)%	(4.03)%
* since 1/22/08
Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). From September 24, 2012, forward, the index data reflects that of the Fund’s underlying index, Market Vectors Global Gaming Index (MVBJKTR). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVAFKTR and is not intended for third party use.

Commencement date for the Market Vectors Gaming ETF was 1/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 1.00% / Net Expense Ratio 0.66%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

11

GAMING ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Gaming Index (MVBJKTR) is a rules based index intended to give investors a means of tracking the overall performance of the largest and most liquid companies in the global gaming industry that generate at least 50% of their revenues from casinos and hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

Market Vectors Global Gaming Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gaming ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Gaming ETF (BJK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to Show the frequency at which the closing price for BJK is at a premium or discount to Its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 30, 2010 through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	4	0.3%
Greater than or Equal to 0.5% And Less Than 1.0%	27	2.1%
Greater than or Equal to 0.0% And Less Than 0.5%	379	30.1%
Greater than or Equal to -0.5% And Less Than 0.0%	660	52.4%
Greater than or Equal to -1.0% And Less Than -0.5%	181	14.4%
Greater than or Equal to -1.5% And Less Than -1.0%	7	0.6%
Greater than or Equal to -2.0% And Less Than -1.5%	1	0.1%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	1259	100.0%
12

PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVPPHTR[2]
One Year	0.85%	0.96%	0.96%
Life* (annualized)	18.90%	18.61%	18.52%
Life* (cumulative)	92.41%	90.66%	90.08%
* since 12/20/11

Commencement date for the Market Vectors Pharmaceutical ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.36%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

13

PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	Market Vectors® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from pharmaceuticals, which includes companies engaged primarily in research and development as well as production, marketing and sales of pharmaceuticals.

Market Vectors US Listed Pharmaceutical 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Pharmaceutical ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Pharmaceutical ETF (PPH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PPH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	3	0.3%
Greater than or Equal to 0.5% And Less Than 1.0%	6	0.7%
Greater than or Equal to 0.0% And Less Than 0.5%	514	54.2%
Greater than or Equal to -0.5% And Less Than 0.0%	400	42.2%
Greater than or Equal to -1.0% And Less Than -0.5%	4	0.4%
Greater than or Equal to -1.5% And Less Than -1.0%	2	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	3	0.3%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	4	0.4%
Greater than or Equal to -3.5% And Less Than -3.0%	5	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	949	100.0%

*	First Day of secondary market trading.
14

RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVRTHTR[2]
One Year	18.37%	18.63%	18.44%
Life* (annualized)	21.06%	20.73%	20.51%
Life* (cumulative)	106.00%	103.88%	102.45%
* since 12/20/11

Commencement date for the Market Vectors Retail ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 0.42% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

15

RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	Market Vectors® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from retail, which includes companies engaged primarily in retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

Market Vectors US Listed Retail 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Retail ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Retail ETF (RTH)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RTH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	2	0.2%
Greater than or Equal to 0.5% And Less Than 1.0%	2	0.2%
Greater than or Equal to 0.0% And Less Than 0.5%	519	54.7%
Greater than or Equal to -0.5% And Less Than 0.0%	421	44.4%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.3%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	949	100.0%

*	First Day of secondary market trading.
16

SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)
This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVSMHTR[2]
One Year	(1.25)%	(1.09)%	(1.22)%
Life* (annualized)	15.83%	15.97%	15.82%
Life* (cumulative)	74.32%	75.11%	74.22%
* since 12/20/11

Commencement date for the Market Vectors Semiconductor ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

17

SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	Market Vectors® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive at least 50% of their revenues from semiconductors, which includes the production of semiconductors and semiconductor equipment.

Market Vectors US Listed Semiconductor 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Semiconductor ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Semiconductor ETF (SMH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	5	0.5%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.1%
Greater than or Equal to 0.0% And Less Than 0.5%	461	48.6%
Greater than or Equal to -0.5% And Less Than 0.0%	478	50.4%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.1%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	949	100.0%

*	First Day of secondary market trading.
18

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 to September 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2015-
	April 1, 2015	September 30, 2015	During Period	September 30, 2015
Biotech ETF
Actual	$1,000.00	$883.00	0.35%	$1.65
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Environmental Services ETF
Actual	$1,000.00	$911.90	0.55%	$2.64
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$810.50	0.66%	$3.00
Hypothetical**	$1,000.00	$1,021.76	0.66%	$3.35
Pharmaceutical ETF
Actual	$1,000.00	$907.40	0.36%	$1.72
Hypothetical**	$1,000.00	$1,023.26	0.36%	$1.83
Retail ETF
Actual	$1,000.00	$950.30	0.35%	$1.71
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$902.80	0.35%	$1.67
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
19

BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 100.1%
Ireland: 1.9%
207,748	Alkermes Plc (USD) *	$12,188,575
Netherlands: 2.3%
587,373	Qiagen NV (USD) *	15,154,223
Spain: 1.8%
382,170	Grifols SA (ADR)	11,617,968
United States: 94.1%
190,015	Alexion Pharmaceuticals, Inc. *	29,716,446
150,849	Alnylam Pharmaceuticals, Inc. *	12,122,226
555,241	Amgen, Inc.	76,800,935
953,738	Baxalta, Inc.	30,052,284
165,319	Biogen Idec, Inc. *	48,241,737
251,304	BioMarin Pharmaceutical, Inc. *	26,467,337
60,770	Bluebird Bio, Inc. *	5,198,874
679,226	Celgene Corp. *	73,471,876
154,204	Cepheid, Inc. *	6,970,021
116,754	Charles River Laboratories International, Inc. *	7,416,214
1,060,349	Gilead Sciences, Inc.	104,115,668
165,889	Illumina, Inc. *	29,166,604
263,842	Incyte Corp. *	29,109,688
40,558	Intercept Pharmaceuticals, Inc. * †	6,726,950
265,194	Isis Pharmaceuticals, Inc. *	10,719,142
425,275	Medivation, Inc. *	18,074,188
33,409	Puma Biotechnology, Inc. *	2,517,702
266,888	Quintiles Transnational Holdings Inc *	18,567,398
68,764	Regeneron Pharmaceuticals, Inc. *	31,984,887
174,292	Seattle Genetics, Inc. *	6,720,700
103,921	United Therapeutics Corp. *	13,638,592
251,151	Vertex Pharmaceuticals, Inc. *	26,154,865
		613,954,334
Total Common Stocks (Cost: $722,257,690)		652,915,100

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.0%
Repurchase Agreements: 1.0%
$1,534,482	Repurchase agreement dated 9/30/15 with BNP Paribas Securities Corp., 0.11%, due 10/1/15, proceeds $1,534,487; (collateralized by various U.S. government and agency obligations, 0.25% to 7.50%, due 8/1/16 to 10/1/45, valued at $1,565,174 including accrued interest)	1,534,482
Principal Amount		Value

Repurchase Agreements: (continued)
$1,534,482	Repurchase agreement dated 9/30/15 with Citigroup Global Markets, Inc., 0.12%, due 10/1/15, proceeds $1,534,487; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 5/15/18 to 10/1/45, valued at $1,565,172 including accrued interest)	$1,534,482
1,534,482	Repurchase agreement dated 9/30/15 with HSBC Securities USA, Inc., 0.10%, due 10/1/15, proceeds $1,534,486; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 11/15/15 to 7/15/37, valued at $1,565,172 including accrued interest)	1,534,482
1,534,482	Repurchase agreement dated 9/30/15 with Mizuho Securities USA, Inc., 0.14%, due 10/1/15, proceeds $1,534,488; (collateralized by various U.S. government and agency obligations, 0.00% to 4.50%, due 10/9/19 to 10/1/45, valued at $1,565,172 including accrued interest)	1,534,482
323,035	Repurchase agreement dated 9/30/15 with Royal Bank of Scotland Plc, 0.09%, due 10/1/15, proceeds $323,036; (collateralized by various U.S. government and agency obligations, 0.09% to 3.63%, due 1/31/16 to 2/15/44, valued at $329,497 including accrued interest)	323,035
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $6,460,963)		6,460,963
Total Investments: 101.1% (Cost: $728,718,653)		659,376,063
Liabilities in excess of other assets: (1.1)%		(7,397,671)
NET ASSETS: 100.0%		$651,978,392

See Notes to Financial Statements

20

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,634,400.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Biotechnology	79.8%	$521,101,607
Health Care	12.3	80,076,452
Life Sciences Tools & Services	7.9	51,737,041
	100.0%	$652,915,100

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$652,915,100	$—	$—	$652,915,100
Repurchase Agreements	—	6,460,963	—	6,460,963
Total	$652,915,100	$6,460,963	$—	$659,376,063

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

21

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 100.1%
Canada: 3.5%
19,378	Progressive Waste Solutions Ltd. (USD)	$511,967
United States: 96.6%
18,232	ABM Industries, Inc.	497,916
33,692	Calgon Carbon Corp.	524,921
10,065	Cantel Medical Corp.	570,686
34,576	Ceco Environmental Corp.	283,177
11,200	Clarcor, Inc.	534,016
11,219	Clean Harbors, Inc. *	493,299
28,182	Covanta Holding Corp.	491,776
45,930	Darling International, Inc. *	516,253
17,916	Donaldson Company, Inc.	503,081
48,725	Layne Christensen Co. *	316,713
51,894	Newpark Resources, Inc. *	265,697
43,745	Rentech Inc *	244,972
36,301	Republic Services, Inc.	1,495,601
21,381	Schnitzer Steel Industries, Inc.	289,499
10,676	Stericycle, Inc. *	1,487,274
8,370	Steris Corp. †	543,799
9,615	Tennant Co.	540,171
12,183	Tenneco, Inc. *	545,433
21,142	Tetra Tech, Inc.	513,962
11,223	US Ecology, Inc.	489,884
30,378	Waste Connections, Inc.	1,475,763
29,605	Waste Management, Inc.	1,474,625
		14,098,518
Total Common Stocks (Cost: $14,575,128)		14,610,485
Number of Shares		Value

MONEY MARKET FUND: 0.3% (Cost: $33,123)
33,123	Dreyfus Government Cash Management Fund	$33,123
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $14,608,251)		14,643,608

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 3.8%
(Cost: $559,245)
Repurchase Agreement: 3.8%
$559,245	Repurchase agreement dated 9/30/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc., 0.13%, due 10/1/15, proceeds $559,247; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 10/20/41 to 5/20/45, valued at $570,430 including accrued interest)	559,245
Total Investments: 104.2% (Cost: $15,167,496)		15,202,853
Liabilities in excess of other assets: (4.2)%		(609,963)
NET ASSETS: 100.0%		$14,592,890

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $543,799.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	3.7%	$545,433
Consumer Staples	3.5	516,253
Energy	1.8	265,697
Health Care	7.6	1,114,485
Industrials	75.9	11,109,225
Materials	7.3	1,059,392
Money Market Fund	0.2	33,123
	100.0%	$14,643,608

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$14,610,485	$—	$—	$14,610,485
Money Market Fund	33,123	—	—	33,123
Repurchase Agreement	—	559,245	—	559,245
Total	$14,643,608	$559,245	$—	$15,202,853

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

22

GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 97.6%
Australia: 15.3%
138,522	Aristocrat Leisure Ltd. #	$842,912
99,009	Crown Ltd. #	692,862
156,244	Echo Entertainment Group Ltd. #	534,897
205,582	TABCORP Holdings Ltd. #	677,149
342,621	Tatts Group Ltd. #	909,489
		3,657,309
Canada: 2.3%
20,594	Amaya, Inc. *	373,724
19,284	Intertain Group Ltd. *	165,123
		538,847
China / Hong Kong: 20.2%
593,240	Galaxy Entertainment Group Ltd. #	1,519,457
37,672	Melco Crown Entertainment Ltd. (ADR)	518,367
115,400	Melco International Development Ltd. #	141,867
222,900	MGM China Holdings Ltd. #	259,661
567,600	Sands China Ltd. #	1,724,063
467,000	SJM Holdings Ltd. #	332,486
290,800	Wynn Macau Ltd. #	332,707
		4,828,608
Greece: 1.7%
44,211	OPAP SA #	400,331
Ireland: 4.4%
9,040	Paddy Power Plc #	1,044,931
Japan: 4.2%
13,579	Sankyo Co. Ltd. #	483,895
53,200	Sega Sammy Holdings, Inc. #	520,031
		1,003,926
Malaysia: 4.3%
175,017	Berjaya Sports Toto Bhd #	122,658
800,898	Genting Malaysia Bhd #	756,790
227,640	Magnum Bhd #	132,636
		1,012,084
New Zealand: 1.1%
112,735	Sky City Entertainment Group Ltd. #	270,203
Singapore: 3.2%
1,503,100	Genting Singapore Plc #	768,389
South Africa: 1.2%
159,391	Tsogo Sun Holdings Ltd. #	279,700
South Korea: 5.1%
26,796	Kangwon Land, Inc. #	957,726
13,089	Paradise Co. Ltd. #	249,157
		1,206,883
Sweden: 1.9%
26,959	Betsson AB #	453,204
United Kingdom: 12.5%
15,847	Betfair Group Plc #	799,722
182,483	Bwin.Party Digital Entertainment Plc #	307,833
208,948	Ladbrokes Plc † #	303,926
59,331	Playtech Ltd. #	745,997
155,472	William Hill Plc #	827,992
		2,985,470
Number of Shares		Value

United States: 20.2%
18,332	Boyd Gaming Corp. *	$298,812
2,764	Churchill Downs, Inc.	369,851
25,398	International Game Technology Plc	389,351
43,447	Las Vegas Sands Corp.	1,649,683
31,517	MGM Mirage *	581,489
11,541	Penn National Gaming, Inc. *	193,658
10,193	Pinnacle Entertainment, Inc. *	344,931
10,327	Scientific Games Corp. * †	107,917
16,779	Wynn Resorts Ltd.	891,300
		4,826,992
Total Common Stocks (Cost: $34,537,091)		23,276,877
REAL ESTATE INVESTMENT TRUSTS: 2.4% (Cost: $758,223)
United States: 2.4%
19,229	Gaming and Leisure Properties, Inc.	571,101
MONEY MARKET FUND: 0.1% (Cost: $33,761)
33,761	Dreyfus Government Cash Management Fund	33,761
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $35,329,075)		23,881,739

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.6%
(Cost: $384,494)
Repurchase Agreement: 1.6%
$384,494	Repurchase agreement dated 9/30/15 with Royal Bank of Scotland Plc, 0.09%, due 10/1/15, proceeds $384,495; (collateralized by various U.S. government and agency obligations, 0.09% to 3.63%, due 1/31/16 to 2/15/44, valued at $392,185 including accrued interest)	384,494
Total Investments: 101.7% (Cost: $35,713,569)		24,266,233
Liabilities in excess of other assets: (1.7)%		(407,071)
NET ASSETS: 100.0%		$23,859,162

See Notes to Financial Statements

23

GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2015 (continued)

ADR	American Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $375,599.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $17,392,671 which represents 72.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Casino Hotels	47.4%	$11,320,503
Casino Services	13.2	3,148,737
Casinos & Gaming	14.7	3,501,882
Computer Software	3.1	745,997
Diversified Operations	1.2	274,503
Gambling (Non-Hotel)	13.9	3,322,718
Internet Gambling	1.3	307,833
Lottery Services	4.3	1,032,147
Racetracks	0.8	193,658
Money Market Fund	0.1	33,761
	100.0%	$23,881,739

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$3,657,309	$—	$3,657,309
Canada	538,847	—	—	538,847
China / Hong Kong	518,367	4,310,241	—	4,828,608
Greece	—	400,331	—	400,331
Ireland	—	1,044,931	—	1,044,931
Japan	—	1,003,926	—	1,003,926
Malaysia	—	1,012,084	—	1,012,084
New Zealand	—	270,203	—	270,203
Singapore	—	768,389	—	768,389
South Africa	—	279,700	—	279,700
South Korea	—	1,206,883	—	1,206,883
Sweden	—	453,204	—	453,204
United Kingdom	—	2,985,470	—	2,985,470
United States	4,826,992	—	—	4,826,992
Real Estate Investment Trusts*	571,101	—	—	571,101
Money Market Fund	33,761	—	—	33,761
Repurchase Agreement	—	384,494	—	384,494
Total	$6,489,068	$17,777,165	$—	$24,266,233

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

24

PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
Denmark: 5.1%
298,556	Novo-Nordisk AS (ADR)	$16,193,677
France: 5.1%
335,208	Sanofi SA (ADR)	15,912,324
Ireland: 9.6%
68,847	Endo International Plc (USD) *	4,769,720
18,850	Jazz Pharmaceuticals Plc (USD) *	2,503,468
58,576	Perrigo Co. Plc (USD)	9,212,248
66,309	Shire Plc (ADR)	13,608,596
		30,094,032
Israel: 4.3%
240,199	Teva Pharmaceutical Industries Ltd. (ADR)	13,561,636
Switzerland: 7.9%
270,329	Novartis AG (ADR)	24,848,642
United Kingdom: 9.8%
462,680	AstraZeneca Plc (ADR)	14,722,478
417,979	GlaxoSmithKline Plc (ADR)	16,071,293
		30,793,771
Number of Shares		Value

United States: 58.2%
346,769	Abbott Laboratories	$13,947,049
281,077	AbbVie, Inc.	15,293,400
35,010	Akorn, Inc. *	997,960
56,479	Allergan Plc *	15,351,557
78,522	AmerisourceBergen Corp.	7,458,805
258,331	Bristol-Myers Squibb Co.	15,293,195
184,867	Eli Lilly & Co.	15,471,519
249,238	Johnson & Johnson	23,266,367
38,248	Mallinckrodt Plc *	2,445,577
77,734	McKesson Corp.	14,383,122
320,749	Merck and Co., Inc.	15,841,793
155,639	Mylan NV *	6,266,026
555,101	Pfizer, Inc.	17,435,722
65,795	Valeant Pharmaceuticals International, Inc. *	11,736,512
185,856	Zoetis, Inc.	7,653,550
		182,842,154
Total Common Stocks: 100.0% (Cost: $354,135,221)		314,246,236
Other assets less liabilities: 0.0%		50,987
NET ASSETS: 100.0%		$314,297,223

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Health Care	15.4%	$48,408,555
Health Care Equipment	4.4	13,947,049
Pharmaceuticals	80.2	251,890,632
	100.0%	$314,246,236

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$314,246,236	$—	$—	$314,246,236

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

25

RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 100.0%
China / Hong Kong: 3.8%
298,133	JD.com Inc (ADR) *	$7,769,346
United States: 96.2%
49,677	Amazon.com, Inc. *	25,429,160
56,214	AmerisourceBergen Corp.	5,339,768
5,763	AutoZone, Inc. *	4,171,432
40,705	Bed Bath & Beyond, Inc. *	2,320,999
68,916	Best Buy Co., Inc.	2,558,162
77,478	Cardinal Health, Inc.	5,951,860
73,941	Costco Wholesale Corp.	10,689,650
136,455	CVS Caremark Corp.	13,165,179
78,580	Dollar General Corp.	5,692,335
143,962	Home Depot, Inc.	16,626,171
44,737	Kohl’s Corp.	2,071,771
265,532	Kroger Co.	9,577,739
69,693	L Brands, Inc.	6,281,430
151,639	Lowe’s Cos., Inc.	10,450,960
97,091	MACY’S, Inc.	4,982,710
48,200	McKesson Corp.	8,918,446
107,462	Ross Stores, Inc.	5,208,683
Number of Shares		Value

United States: (continued)
154,521	Sysco Corp.	$6,021,683
120,468	Target Corp.	9,476,013
89,487	The Gap, Inc.	2,550,380
130,808	TJX Cos., Inc.	9,342,307
128,903	Walgreens Boots Alliance, Inc.	10,711,839
236,463	Wal-Mart Stores, Inc.	15,332,261
104,977	Whole Foods Market, Inc.	3,322,522
		196,193,460
Total Common Stocks (Cost: $212,042,992)		203,962,806
MONEY MARKET FUND: 0.0% (Cost: $28,516)
28,516	Dreyfus Government Cash Management Fund	28,516
Total Investments: 100.0% (Cost: $212,071,508)		203,991,322
Liabilities in excess of other assets: (0.0)%		(82,790)
NET ASSETS: 100.0%		$203,908,532

ADR	American Depositary Receipt
*	Non-income producing

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	56.4%	$114,931,859
Consumer Staples	33.7	68,820,873
Health Care	9.9	20,210,074
Money Market Fund	0.0	28,516
	100.0%	$203,991,322

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$203,962,806	$—	$—	$203,962,806
Money Market Fund	28,516	—	—	28,516
Total	$203,991,322	$—	$—	$203,991,322

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

26

SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 100.1%
Bermuda: 0.7%
143,985	Marvell Technology Group Ltd. (USD)	$1,303,064
Netherlands: 9.3%
104,955	ASML Holding NV (USD)	9,233,941
96,790	NXP Semiconductors NV (USD) *	8,427,505
		17,661,446
Singapore: 4.4%
67,638	Avago Technologies Ltd. (USD)	8,455,426
Taiwan: 12.7%
1,170,008	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	24,277,666
United Kingdom: 4.4%
191,987	ARM Holdings Plc (ADR)	8,303,438
United States: 68.6%
105,659	Altera Corp.	5,291,403
94,653	Analog Devices, Inc.	5,339,376
441,544	Applied Materials, Inc.	6,486,281
165,724	Broadcom Corp.	8,523,185
1,137,080	Intel Corp.	34,271,591
32,676	KLA-Tencor Corp.	1,633,800
50,712	Lam Research Corp.	3,313,015
70,078	Linear Technology Corp.	2,827,647
84,475	Maxim Integrated Products, Inc.	2,821,465
70,660	Microchip Technology, Inc. †	3,044,739
449,523	Micron Technology, Inc. *	6,733,855
165,189	NVIDIA Corp.	4,071,909
155,717	ON Semiconductor Corp. *	1,463,740
367,258	Qualcomm, Inc.	19,732,772
70,358	SanDisk Corp.	3,822,550
77,343	Skyworks Solutions, Inc.	6,513,054
58,652	Teradyne, Inc.	1,056,323
Number of Shares		Value

United States: (continued)
200,751	Texas Instruments, Inc.	$9,941,190
97,561	Xilinx, Inc.	4,136,586
		131,024,481
Total Common Stocks (Cost: $209,620,708)		191,025,521
MONEY MARKET FUND: 0.1% (Cost: $215,733)
215,733	Dreyfus Government Cash Management Fund	215,733
Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $209,836,441)		191,241,254

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.0%
(Cost: $662)
Repurchase Agreement: 0.0%
$662	Repurchase agreement dated 9/30/15 with Royal Bank of Scotland Plc, 0.09%, due 10/1/15, proceeds $662; (collateralized by various U.S. government and agency obligations, 0.09% to 3.63%, due 1/31/16 to 2/15/44, valued at $675 including accrued interest)	662
Total Investments: 100.2% (Cost: $209,837,103)		191,241,916
Liabilities in excess of other assets: (0.2)%		(318,770)
NET ASSETS: 100.0%		$190,923,146

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $474.

Summary of Investments
by Sector Excluding
Collateral for Securities
Loaned (unaudited)	% of Investments	Value
Information Technology	12.3%	$23,555,322
Semiconductor Equipment	11.4	21,723,360
Semiconductors	76.2	145,746,839
Money Market Fund	0.1	215,733
	100.0%	$191,241,254

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$191,025,521	$—	$—	$191,025,521
Money Market Fund	215,733	—	—	215,733
Repurchase Agreement	—	662	—	662
Total	$191,241,254	$662	$—	$191,241,916

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

27

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

	Biotech ETF	Environmental Services ETF	Gaming ETF
Assets:
Investments, at value (1) (2)	$652,915,100	$14,643,608	$23,881,739
Short-term investments held as collateral for securities loaned (3)	6,460,963	559,245	384,494
Cash denominated in foreign currency, at value (4)	—	—	124,128
Receivables:
Investment securities sold	—	29,721	217
Shares sold	635	2,884,446	—
Due from Adviser	—	18,177	14,505
Dividends	98,497	23,759	100,201
Prepaid expenses	10,178	201	355
Total assets	659,485,373	18,159,157	24,505,639

Liabilities:
Payables:
Investment securities purchased	—	883,966	218
Collateral for securities loaned	6,460,963	559,245	384,494
Line of credit	754,759	—	118,050
Shares redeemed	—	2,051,862	—
Due to Adviser	133,950	—	—
Due to custodian	6,447	—	35,216
Deferred Trustee fees	22,956	1,736	4,535
Accrued expenses	127,906	69,458	103,964
Total liabilities	7,506,981	3,566,267	646,477
NET ASSETS	$651,978,392	$14,592,890	$23,859,162
Shares outstanding	5,696,503	250,000	800,000
Net asset value, redemption and offering price per share	$114.45	$58.37	$29.82

Net assets consist of:
Aggregate paid in capital	$724,651,772	$29,600,620	$37,635,314
Net unrealized appreciation (depreciation)	(69,342,590)	35,357	(11,448,891)
Undistributed net investment income	1,271,279	132,857	869,489
Accumulated net realized gain (loss)	(4,602,069)	(15,175,944)	(3,196,750)
	$651,978,392	$14,592,890	$23,859,162
(1) Value of securities on loan	$6,634,400	$543,799	$375,599
(2) Cost of investments	$722,257,690	$14,608,251	$35,329,075
(3) Cost of short-term investments held as collateral for securities loaned	$6,460,963	$559,245	$384,494
(4) Cost of cash denominated in foreign currency	$—	$—	$124,583

See Notes to Financial Statements

28

Pharmaceutical	Retail	Semiconductor
ETF	ETF	ETF

$314,246,236	$203,991,322	$191,241,254
—	—	662
—	—	—

—	—	—
—	469	2,681
—	—	—
887,095	152,290	24,164
4,796	2,673	5,387
315,138,127	204,146,754	191,274,148

—	—	—
—	—	662
666,793	108,233	—
87	—	2,393
59,452	20,071	20,059
2,818	29,764	213,628
14,698	2,912	17,272
97,056	77,242	96,988
840,904	238,222	351,002
$314,297,223	$203,908,532	$190,923,146
4,988,138	2,771,531	3,820,937
$63.01	$73.57	$49.97

$352,767,875	$210,034,796	$205,743,121
(39,888,985)	(8,080,186)	(18,595,187)
1,423,738	2,973,265	4,823,602
(5,405)	(1,019,343)	(1,048,390)
$314,297,223	$203,908,532	$190,923,146
$—	$—	$474
$354,135,221	$212,071,508	$209,836,441
$—	$—	$662
$—	$—	$—

See Notes to Financial Statements

29

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2015

	Biotech ETF	Environmental Services ETF	Gaming ETF
Income:
Dividends	$2,701,473	$227,689	$1,214,920
Securities lending income	1,228,497	44,257	10,306
Foreign taxes withheld	(31,689)	(1,542)	(25,179)
Total income	3,898,281	270,404	1,200,047

Expenses:
Management fees	2,554,771	79,554	167,643
Professional fees	101,885	67,279	72,877
Insurance	9,474	325	922
Trustees’ fees and expenses	29,847	1,749	2,718
Reports to shareholders	92,902	16,393	19,925
Indicative optimized portfolio value fee	3,869	—	18,453
Custodian fees	19,750	2,883	28,912
Registration fees	8,238	4,220	5,055
Transfer agent fees	1,730	2,384	2,364
Fund accounting fees	38,561	1,101	6,721
Interest	11,451	434	1,723
Other	23,968	5,878	7,184
Total expenses	2,896,446	182,200	334,497
Waiver of management fees	(330,219)	(79,554)	(114,837)
Expenses assumed by the Adviser	—	(14,702)	—
Net expenses	2,566,227	87,944	219,660
Net investment income	1,332,054	182,460	980,387

Net realized gain (loss) on:
Investments	4,028,576	(1,501,678)	(1,318,818)
In-kind redemptions	186,143,157	1,162,004	1,183,529
Foreign currency transactions and foreign denominated assets and liabilities	—	—	(4,517)
Net realized gain (loss)	190,171,733	(339,674)	(139,806)

Net change in unrealized appreciation (depreciation) on:
Investments	(154,774,310)	(1,128,708)	(11,556,971)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	738
Net change in unrealized appreciation (depreciation)	(154,774,310)	(1,128,708)	(11,556,233)
Net Increase (Decrease) in Net Assets Resulting from Operations	$36,729,477	$(1,285,922)	$(10,715,652)

See Notes to Financial Statements

30

Pharmaceutical	Retail	Semiconductor
ETF	ETF	ETF

$8,238,522	$4,066,040	$9,715,807
3,075	1,300	44,371
(347,506)	—	(371,156)
7,894,091	4,067,340	9,389,022

1,293,791	769,283	1,392,964
90,265	79,490	95,372
5,729	1,147	6,358
17,133	5,974	13,483
45,665	26,805	45,459
3,976	3,980	3,981
9,096	5,132	9,667
8,292	5,607	7,940
1,733	1,732	1,731
14,718	9,801	19,145
19,497	2,964	7,803
15,605	6,643	12,659
1,525,500	918,558	1,616,562
(212,209)	(146,310)	(215,794)
—	—	—
1,313,291	772,248	1,400,768
6,580,800	3,295,092	7,988,254

6,564,648	(1,004,858)	(985,862)
64,028,153	25,312,123	(40,424,797)
—	—	—
70,592,801	24,307,265	(41,410,659)

(75,458,283)	(8,434,125)	(3,130,916)
—	—	—
(75,458,283)	(8,434,125)	(3,130,916)
$1,715,318	$19,168,232	$(36,553,321)

See Notes to Financial Statements

31

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Environmental Services ETF
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Operations:
Net investment income (loss)	$1,332,054	$(139,447)	$182,460	$255,685
Net realized gain (loss)	190,171,733	99,761,734	(339,674)	335,675
Net change in unrealized appreciation (depreciation)	(154,774,310)	7,699,123	(1,128,708)	397,203
Net increase (decrease) in net assets resulting from operations	36,729,477	107,321,410	(1,285,922)	988,563

Dividends to shareholders:
Dividends from net investment income	—	(16,340)	(263,000)	(225,000)

Share transactions:**
Proceeds from sale of shares	515,674,327	214,333,599	12,572,433	16,414,508
Cost of shares redeemed	(439,848,484)	(216,305,046)	(12,572,433)	(19,765,651)
Increase (Decrease) in net assets resulting from share transactions	75,825,843	(1,971,447)	—	(3,351,143)
Total increase (decrease) in net assets	112,555,320	105,333,623	(1,548,922)	(2,587,580)
Net Assets, beginning of period	539,423,072	434,089,449	16,141,812	18,729,392
Net Assets, end of period†	$651,978,392	$539,423,072	$14,592,890	$16,141,812
† Including undistributed (accumulated) net investment income (loss)	$1,271,279	$(60,775)	$132,857	$214,245

** Shares of Common Stock Issued (no par value)
Shares sold	4,100,000	2,250,000	200,000	250,000
Shares redeemed	(3,500,000)	(2,400,000)	(200,000)	(300,000)
Net increase (decrease)	600,000	(150,000)	—	(50,000)

See Notes to Financial Statements

32

Gaming ETF		Pharmaceutical ETF
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$980,387	$1,926,213	$6,580,800	$5,694,728
(139,806)	11,837,737	70,592,801	61,446,159
(11,556,233)	(18,082,672)	(75,458,283)	23,818,451
(10,715,652)	(4,318,722)	1,715,318	90,959,338

(1,789,800)	(802,900)	(6,396,063)	(5,483,238)

5,948,582	31,039,908	276,929,722	267,920,405
(12,968,022)	(39,516,731)	(363,840,122)	(188,775,424)
(7,019,440)	(8,476,823)	(86,910,400)	79,144,981
(19,524,892)	(13,598,445)	(91,591,145)	164,621,081
43,384,054	56,982,499	405,888,368	241,267,287
$23,859,162	$43,384,054	$314,297,223	$405,888,368
$869,489	$1,732,005	$1,423,738	$1,239,001

150,000	600,000	4,000,000	4,550,000
(350,000)	(800,000)	(5,400,000)	(3,200,000)
(200,000)	(200,000)	(1,400,000)	1,350,000

See Notes to Financial Statements

33

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Retail ETF		Semiconductor ETF
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Operations:
Net investment income	$3,295,092	$502,509	$7,988,254	$5,600,833
Net realized gain (loss)	24,307,265	8,198,452	(41,410,659)	87,768,373
Net change in unrealized appreciation (depreciation)	(8,434,125)	(1,892,838)	(3,130,916)	(6,723,231)
Net increase (decrease) in net assets resulting from operations	19,168,232	6,808,123	(36,553,321)	86,645,975

Dividends to shareholders:
Dividends from net investment income	(690,116)	(408,291)	(6,554,432)	(4,956,298)

Share transactions:**
Proceeds from sale of shares	332,584,044	119,681,910	7,511,380,699	2,914,362,903
Cost of shares redeemed	(213,877,277)	(102,053,895)	(7,692,308,773)	(2,843,110,213)
Increase (Decrease) in net assets resulting from share transactions	118,706,767	17,628,015	(180,928,074)	71,252,690
Total increase (decrease) in net assets	137,184,883	24,027,847	(224,035,827)	152,942,367
Net Assets, beginning of period	66,723,649	42,695,802	414,958,973	262,016,606
Net Assets, end of period†	$203,908,532	$66,723,649	$190,923,146	$414,958,973
† Including undistributed net investment income	$2,973,265	$368,223	$4,823,602	$4,246,099

** Shares of Common Stock Issued (no par value)
Shares sold	4,600,000	2,000,000	140,850,000	62,550,000
Shares redeemed	(2,900,000)	(1,700,000)	(145,150,000)	(61,000,000)
Net increase (decrease)	1,700,000	300,000	(4,300,000)	1,550,000

See Notes to Financial Statements

34

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Biotech ETF #
				For the Period December 20, 2011(a) through
	For the Year Ended September 30,			September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$105.84	$82.74	$54.07	$35.28
Income from investment operations:
Net investment income (loss)	0.24	(0.03)	0.01	0.01
Net realized and unrealized gain on investments	8.37	23.13	28.85	18.78
Total from investment operations	8.61	23.10	28.86	18.79
Less:
Dividends from net investment income	—	— (e)	(0.02)	—
Distributions from net realized capital gains	—	—	(0.17)	—
Total dividends and distributions	—	—	(0.19)	—
Net asset value, end of period	$114.45	$105.84	$82.74	$54.07
Total return (b)	8.13%	27.92%	53.55%	53.26	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$651,978	$539,423	$434,089	$132,278
Ratio of gross expenses to average net assets	0.40%	0.41%	0.41%	0.44	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net investment income (loss) to average net assets	0.18%	(0.03)%	0.01%	0.03	%(c)
Portfolio turnover rate	12%	11%	0%	12	%(d)

	Environmental Services ETF
				For the Period January 1,
	For the Year Ended September 30,			2012 through September 30,		For the Year Ended December 31,
	2015	2014	2013	2012		2011	2010
Net asset value, beginning of period	$64.57	$62.43	$49.65	$46.61		$51.54	$42.68
Income from investment operations:
Net investment income	0.73	1.00	0.91	0.50		0.62	0.50
Net realized and unrealized gain (loss) on investments	(5.88)	1.89	12.66	2.54		(4.93)	8.86
Total from investment operations	(5.15)	2.89	13.57	3.04		(4.31)	9.36
Less:
Dividends from net investment income	(1.05)	(0.75)	(0.79)	—		(0.62)	(0.50)
Net asset value, end of period	$58.37	$64.57	$62.43	$49.65		$46.61	$51.54
Total return (b)	(8.18)%	4.62%	27.67%	6.52	%(d)	(8.36)%	21.93%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,593	$16,142	$18,729	$19,860		$23,305	$30,927
Ratio of gross expenses to average net assets	1.15%	0.92%	1.01%	1.01	%(c)	0.83%	0.72%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55	%(c)	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55	%(c)	0.55%	0.55%
Ratio of net investment income to average net assets	1.15%	1.32%	1.60%	1.23	%(c)	1.08%	1.12%
Portfolio turnover rate	19%	13%	5%	4	%(d)	1%	6%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

35

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gaming ETF
				For the Period January 1,
	For the Year Ended September 30,			2012 through September 30,		For the Year Ended December 31,
	2015	2014	2013	2012		2011	2010
Net asset value, beginning of period	$43.38	$47.49	$34.22	$30.23		$31.48	$23.60
Income from investment operations:
Net investment income	1.12 (e)	1.76	1.10	0.80		0.75	0.72
Net realized and unrealized gain (loss) on investments	(12.80)	(5.35)	13.55	3.19		(1.34)	7.99
Total from investment operations	(11.68)	(3.59)	14.65	3.99		(0.59)	8.71
Less:
Dividends from net investment income	(1.88)	(0.52)	(1.38)	—		(0.63)	(0.81)
Distributions from net realized capital gains	—	—	—	—		(0.03)	(0.02)
Total dividends and distributions	(1.88)	(0.52)	(1.38)	—		(0.66)	(0.83)
Net asset value, end of period	$29.82	$43.38	$47.49	$34.22		$30.23	$31.48
Total return (b)	(27.91)%	(7.76)%	44.14%	13.20	%(d)	(1.87)%	36.97%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,859	$43,384	$56,982	$59,894		$96,729	$129,062
Ratio of gross expenses to average net assets	1.00%	0.73%	0.83%	0.78	%(c)	0.66%	0.65%
Ratio of net expenses to average net assets	0.66%	0.65%	0.65%	0.66	%(c)	0.65%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets	2.92%	2.73%	2.73%	2.29	%(c)	1.91%	2.53%
Portfolio turnover rate	27%	35%	16%	18	%(d)	19%	11%

	Pharmaceutical ETF #
				For the Period December 20, 2011(a) through
	For the Year Ended September 30,			September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$63.54	$47.89	$41.03	$35.96
Income from investment operations:
Net investment income	1.31	1.02	1.08	1.12
Net realized and unrealized gain (loss) on investments	(0.62)	15.66	7.78	3.95
Total from investment operations	0.69	16.68	8.86	5.07
Less:
Dividends from net investment income	(1.22)	(1.03)	(2.00)	—
Net asset value, end of period	$63.01	$63.54	$47.89	$41.03
Total return (b)	0.96%	35.19%	22.44%	14.10	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$314,297	$405,888	$241,267	$173,897
Ratio of gross expenses to average net assets	0.41%	0.42%	0.43%	0.41	%(c)
Ratio of net expenses to average net assets	0.36%	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	1.78%	1.85%	2.30%	2.74	%(c)
Portfolio turnover rate	12%	14%	3%	1	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Calculated based upon average shares outstanding.
#	On February 14, 2012, the Fund effected a 2 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Retail ETF #
				For the Period December 20, 2011(a) through
	For the Year Ended September 30,			September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$62.27	$55.34	$44.88	$37.32
Income from investment operations:
Net investment income	1.12 (e)	0.60	0.27	0.95
Net realized and unrealized gain on investments	10.47	6.94	11.04	6.63
Total from investment operations	11.59	7.54	11.31	7.58
Less:
Dividends from net investment income	(0.29)	(0.61)	(0.85)		(0.02)
Net asset value, end of period	$73.57	$62.27	$55.34	$44.88
Total return (b)	18.63%	13.65%	25.69%	20.32	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$203,909	$66,724	$42,696	$21,163
Ratio of gross expenses to average net assets	0.42%	0.63%	0.69%	0.55	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	1.49%	1.23%	1.84%	1.40	%(c)
Portfolio turnover rate	5%	3%	3%	2	%(d)

	Semiconductor ETF #
				For the Period December 20, 2011(a) through
	For the Year Ended September 30,			September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$51.10	$39.88	$31.66	$29.95
Income from investment operations:
Net investment income	1.08 (e)	0.62	0.72	0.56
Net realized and unrealized gain (loss) on investments	(1.58)	11.26	8.20	1.15
Total from investment operations	(0.50)	11.88	8.92	1.71
Less:
Dividends from net investment income	(0.63)	(0.66)	(0.70)	—
Net asset value, end of period	$49.97	$51.10	$39.88	$31.66
Total return (b)	(1.09)%	30.13%	28.70%	5.71	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$190,923	$414,959	$262,017	$282,397
Ratio of gross expenses to average net assets	0.41%	0.41%	0.43%	0.40	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	2.01%	1.68%	1.81%	1.87	%(c)
Portfolio turnover rate	18%	9%	4%	2	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Calculated based upon average shares outstanding.
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

37

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2015, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the NYSE Euronext or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index

Biotech ETF	December 20, 2011	Market Vectors® US Listed Biotech 25 Index*
Environmental Services ETF**	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF**	January 22, 2008	Market Vectors® Global Gaming Index*
Pharmaceutical ETF	December 20, 2011	Market Vectors® US Listed Pharmaceutical 25 Index*
Retail ETF	December 20, 2011	Market Vectors® US Listed Retail 25 Index*
Semiconductor ETF	December 20, 2011	Market Vectors® US Listed Semiconductor 25 Index*

*	Published by Market Vectors Index Solutions GmbH
**	Effective January 1, 2012, the Fund changed its fiscal year end from December 31 to September 30.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services,
38

quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on the Pharmaceutical ETF, which are declared and paid quarterly). Distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and
39

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2015 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2015.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2015 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.35% of each Fund’s average daily net assets (except for Environmental Services ETF and Gaming ETF). The management fee rates for Environmental Services ETF and Gaming ETF are 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until February 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the

40

expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, offering costs, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended September 30, 2015, are as follows:

Fund	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Biotech ETF	0.35%	$330,219	$—
Environmental Services ETF	0.55	79,554	14,702
Gaming ETF	0.65	114,837	—
Pharmaceutical ETF	0.35	212,209	—
Retail ETF	0.35	146,310	—
Semiconductor ETF	0.35	215,794	—

In addition, Van Eck Securities Corporation, an affiliate and wholly owned subsidiary of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Biotech ETF	$260,629,958	$82,435,970
Environmental Services ETF	4,763,462	3,019,591
Gaming ETF	9,164,264	10,697,122
Pharmaceutical ETF	99,694,174	44,328,109
Retail ETF	28,692,904	10,574,272
Semiconductor ETF	75,594,376	73,808,119

Note 5—Income Taxes—As of September 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Biotech ETF	$728,718,653	$7,928,087	$(77,270,677)	$(69,342,590)
Environmental Services ETF	15,189,450	1,701,530	(1,688,127)	13,403
Gaming ETF	36,540,157	2,293,886	(14,567,810)	(12,273,924)
Pharmaceutical ETF	354,140,626	2,415,260	(42,309,650)	(39,894,390)
Retail ETF	212,071,508	7,819,501	(15,899,687)	(8,080,186)
Semiconductor ETF	209,463,868	281,350	(18,503,302)	(18,221,952)

At September 30, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Biotech ETF	$1,294,236	$—	$(4,602,069)	$(22,957)	$(69,342,590)	$(72,673,380)
Environmental Services ETF	132,036	—	(15,151,434)	(1,735)	13,403	(15,007,730)
Gaming ETF	844,816	—	(2,340,952)	(4,537)	(12,275,479)	(13,776,152)
Pharmaceutical ETF	1,438,437	—	—	(14,699)	(39,894,390)	(38,470,652)
Retail ETF	2,976,177	—	(1,019,343)	(2,912)	(8,080,186)	(6,126,264)
Semiconductor ETF	4,466,754	—	(1,047,505)	(17,272)	(18,221,952)	(14,819,975)
41

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders during the years ended September 30, 2015 and September 30, 2014 was as follows:

	September 30, 2015	September 30, 2014
Fund	Ordinary Income	Ordinary Income
Biotech ETF	$—	$16,340
Environmental Services ETF	263,000	225,000
Gaming ETF	1,789,800	802,900
Pharmaceutical ETF	6,396,063	5,483,238
Retail ETF	690,116	408,291
Semiconductor ETF	6,554,432	4,956,298

At September 30, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective– No Expiration Short-Term	Post-Effective– No Expiration Long-Term	Amount Expiring in the Year Ended September 30,
Fund	Capital Losses	Capital Losses	2018	2017	2016
Biotech ETF	$1,053,288	$3,548,781	$—	$—	$—
Environmental Services ETF	534,238	5,581,983	479,375	6,445,705	2,110,133
Gaming ETF	2,252,454	88,498	—	—	—
Retail ETF	963,801	55,542	—	—	—
Semiconductor ETF	663,985	383,520	—	—	—

During the year ended September 30, 2015, as a result of permanent book to tax differences, primarily due to foreign currency gains and losses, net operating losses, deemed distribution on shareholder redemptions and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Accumulated Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Biotech ETF	$—	$(186,132,147)	$186,132,147
Environmental Services ETF	(848)	(1,160,079)	1,160,927
Gaming ETF	(53,103)	(952,133)	1,005,236
Pharmaceutical ETF	—	(70,586,983)	70,586,983
Retail ETF	66	(25,311,345)	25,311,279
Semiconductor ETF	(856,319)	40,766,690	(39,910,371)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2015, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2015, the Trust had in-kind contributions and redemptions as follows:

42

Fund	In-Kind Contributions	In-Kind Redemptions
Biotech ETF	$456,375,825	$555,745,243
Environmental Services ETF	1,740,113	3,540,054
Gaming ETF	5,272,791	11,486,733
Pharmaceutical ETF	259,587,570	401,035,688
Retail ETF	317,554,573	214,395,928
Semiconductor ETF	7,511,031,798	7,691,722,323

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Fund’s index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

43

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10—Share Split—On January 27, 2012, the Board of Trustees of the Market Vectors ETF Trust approved a split of the shares for Biotech ETF, Pharmaceutical ETF, and Retail ETF. The share splits took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Each Fund’s shares began trading on a split-adjusted basis on February 14, 2012. Biotech ETF and Retail ETF split its shares three-for-one. Pharmaceutical ETF split its shares two-for-one.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2015, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of September 30, 2015
Biotech ETF	160	$1,557,165	1.52%	$754,759
Environmental Services ETF	12	372,374	1.51	—
Gaming ETF	127	157,111	1.52	118,050
Pharmaceutical ETF	326	1,387,089	1.52	666,793
Retail ETF	193	365,350	1.52	108,233
Semiconductor ETF	213	841,199	1.52	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2015, there were no offsets to custodian fees.

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividend from net investment income was declared and paid subsequent to September 30, 2015:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Pharmaceutical ETF	10/1/15	10/5/15	10/7/15	$0.284
44

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (six of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Biotech ETF, Environmental Services ETF, Gaming ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (six of the series constituting Market Vectors ETF Trust) at September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2015

45

MARKET VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2015 income tax purposes will be sent to them in early 2016. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2015 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Gaming ETF	$25,179	$949,196

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Received Deduction for fiscal-year 2015.

Environmental Services ETF	81.19%
Gaming ETF	13.16%
Pharmaceutical ETF	66.93%
Retail ETF	100.00%
Semiconductor ETF	77.26%
46

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2015 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present; Secretary and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
47

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2015 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
48

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited)

At a meeting held on December 4, 2014 (the “December Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “December Investment Management Agreement”) with respect to the Market Vectors Morningstar International Wide Moat ETF (the “New December Fund”). In addition, at a meeting held on March 2, 2015 (the “March Meeting”), the Board, including all of the Independent Trustees, considered and approved investment management agreements (the “March Investment Management Agreement”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Market Vectors Australia Equal Weight ETF, Market Vectors Australia Hedged Equal Weight ETF, Market Vectors Brazil Equal Weight ETF, Market Vectors China Equal Weight ETF, Market Vectors Europe Equal Weight ETF, Market Vectors Europe Hedged Equal Weight ETF, Market Vectors Germany Equal Weight ETF, Market Vectors Global Spin-Off ETF, Market Vectors Hong Kong Equal Weight ETF, Market Vectors India Equal Weight ETF, Market Vectors Italy Equal Weight ETF, Market Vectors Japan Equal Weight ETF, Market Vectors Japan Hedged Equal Weight ETF, Market Vectors Mexico Equal Weight ETF, Market Vectors Russia Equal Weight ETF, Market Vectors South Africa Equal Weight ETF, Market Vectors South Korea Equal Weight ETF, Market Vectors Spain Equal Weight ETF, Market Vectors Taiwan Equal Weight ETF and Market Vectors United Kingdom Equal Weight ETF (the “New March Funds”). In addition, at a meeting held on September 3, 2015 (the “September Meeting”), the Board, including all of the Independent Trustees, considered and approved an investment management agreement (the “September Investment Management Agreement”) with respect to the Market Vectors Generic Drugs ETF (and collectively, with the New December Fund and the New March Funds, the “Funds”). The December Investment Management Agreement, the March Investment Management Agreement and the September Investment Management Agreement are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the relevant meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the December Meeting, March Meeting and September Meeting (as applicable) regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any benefits it may receive from serving as administrator to each Fund and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the December Meeting, the March Meeting and September Meeting (as applicable) as part of their consideration of the Investment Management Agreements.

49

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited) (continued)

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

* * *

At a meeting held on June 9, 2015 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI Emerging Markets Quality ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 15, 2015. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund generally invests in a different group of issuers than the funds in its designated peer group. In addition, the Trustees reviewed certain performance information for each Fund that was not provided by Lipper. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 15, 2015 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser has the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

50

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Gaming ETF and Morningstar Wide Moat ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds, including any benefits it may receive from serving as administrator to the Funds and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in net assets of these Funds and the sustainability of any potential economies of scale which may exist. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 15, 2015 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

51

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

666 Third Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.800.826.2333

www.vaneck.com

MVINDUSAR

ANNUAL REPORT S E P T E M B E R 3 0 , 2 0 1 5

MARKET VECTORS®

STRATEGIC EQUITY ETFs

Global Spin-Off ETF	SPUN

Morningstar International Moat ETF	MOTI

Morningstar Wide Moat ETF	MOAT®

800.826.2333
vaneck.com

The information contained in the management discussion represents the opinions of Market Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETF Trust are as of September 30, 2015, and are subject to change.

MARKET VECTORS STRATEGIC EQUITY ETFs

(unaudited)

Dear Shareholder:

In the last six months, two additional ETFs have joined Market Vectors Morningstar Wide Moat ETF (NYSE Arca: MOAT), as such, we are pleased to present this report for the three Strategic Equity exchange-traded funds (ETFs) of the Market Vectors ETF Trust for the 12-month period ended September 30, 2015.

Sustainable Competitive Advantages

As I mentioned in my last letter, MOAT seeks to track companies Morningstar believes possess sustainable competitive advantages and exhibit attractive valuations. We continue to believe that investors looking to make long-term allocations to broad asset classes, such as U.S. equity or international markets, may find that this strategic approach offers an attractive way to enhance exposure to core asset classes.

In the context of a long-term allocation to the U.S. equity market, the Morningstar® Wide Moat Focus IndexSM 1 the index MOAT seeks to replicate—continues to feature an impressive batting average measured against the S&P 500® Index,2 particularly over long-term holding periods. As of September 30, illustrating the success of Morningstar’s process of identifying attractively priced companies with sustainable competitive advantages, the Wide Moat Focus Index had outperformed the S&P 500 Index 62% of the time if held for a year.

Batting Average Shows the Percent of Time Morningstar Wide Moat Focus Index
Outperformed the S&P 500 Index

Monthly Frequency: 3/2007 – 9/2015

Total Periods	103	98	92	68	44
Total Outperformed	50	57	57	59	40
Batting Average	49%	58%	62%	87%	91%

Source: Morningstar, FactSet. Batting Average is measured by dividing the number of periods a portfolio or investment strategy outperforms a benchmark by the total number of periods.

Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

International Companies with a Competitive Advantage and an Established Event Driven Strategy

Building on the success of Morningstar’s process of identifying attractively priced companies in the U.S. with sustainable competitive advantages, we decided to create a fund that would, instead, focus on such companies elsewhere around the world.

Launched on July 13, Market Vectors Morningstar International Moat ETF (NYSE Arca: MOTI) joins MOAT in providing exposure to Morningstar’s research on companies with sustainable competitive advantages: “moats”. However, rather than focusing solely on the U.S., the Morningstar® Global ex-US Moat Focus Index,SM 3 which MOTI seeks to replicate, targets a select group of companies in developed and emerging markets outside the United States that Morningstar equity analysts believe have long-term sustainable competitive advantages and are attractively priced at each quarterly rebalance. The index contains 50 stocks weighted equally each quarter.

1

MARKET VECTORS STRATEGIC EQUITY ETFs

(unaudited)

Launched on June 9, just over a month before MOTI, Market Vector Global Spin-Off ETF (NYSE Arca: SPUN) offers global exposure to companies spun off from their parents. Employing an established event-driven strategy, SPUN seeks to benefit from the long-term potential of corporate spin-offs to unlock shareholder value.

Spin-offs are generally the result of large companies divesting smaller subsidiaries in a way that may not trigger traditional Wall Street analyst coverage. Historically, this has resulted in short-term valuation disconnects.

The index that SPUN seeks to replicate is the Horizon Kinetics Global Spin-Off Index.4 It is distinguished from others in the market both by its global developed markets exposure and its unique eligibility methodology. Unlike other similar indices, spin-offs are eligible to enter the index early in their life cycle and remain in the index for five years following their addition. The index is rebalanced quarterly, at which point constituents are weighted equally.

Please stay in touch with us through our website (www.vaneck.com) on which we offer videos, email subscriptions, blogs and educational literature. Should you have any questions, please contact us at 1.800.826.2333 or visit www.vaneck.com.

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12-month period ending September 30, 2015. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

October 22, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in a fund. An index’s performance is not illustrative of a fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index that is intended to offer exposure to companies that have sustainable competitive advantages according to Morningstar analysts.

[2]	S&P 500® Index consists of 500 widely held common stocks covering the leading industries in the U.S. economy.

[3]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based, equal-weighted index intended to offer exposure to 50 attractively priced companies outside the U.S. with sustainable competitive advantages according to Morningstar’s equity research team.

[4]	Horizon Kinetics Global Spin-Off Index (GSPIN) is a rules-based, equal-weighted index intended to track the performance of listed, publicly held spin-offs that are domiciled and trade in the U.S. or developed markets of Western Europe and Asia.
2

Management Discussion (unaudited)

Among the Market Vectors Strategic Equity ETFs, only Market Vectors Morningstar Wide Moat ETF (MOAT) traded for the 12-month period. Neither Market Vectors Morningstar International Moat ETF (MOTI), nor Market Vectors Global Spin-Off ETF (SPUN) traded for the full period, having been launched on July 13, 2015 and June 9, 2015, respectively.

Morningstar Wide Moat

For the 12-month period, Market Vectors Morningstar Wide Moat ETF returned -9.41%* and underperformed the S&P 500® Index1 by 6.76%. The primary driver of underperformance was the Fund’s concentration in the energy sector. Within the energy sector, the Fund’s separate exposures to the two sub-sectors of energy equipment and services, and oil, gas and consumable fuels detracted approximately equally from Fund performance. Consumer discretionary companies also detracted from the Fund’s performance. Top contributing sectors for the period included consumer staples and health care. Within consumer staples, household products and tobacco companies provided the largest positive contributions to return.

Morningstar International Moat

Market Vectors Morningstar International Moat ETF traded for less than three months and has returned -12.23%. During this period, Australia, Canada, and India were the largest detractors from performance. The financials and materials sectors were the two largest negative contributors to the Fund’s total returns.

Global Spin-Off

Market Vectors Global Spin-Off ETF traded for less than four months and has posted a return of -14.16%. During this period, U.S. companies were, by far, the largest detractors from the Fund’s total returns. The financials and energy sectors were the two largest negative contributors to the Fund’s performance.

*	Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index.

[1]	S&P 500® Index consists of 500 widely held common stocks covering the industrial, utility, financial, and transportation sectors.
3

GLOBAL SPIN-OFF ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	GSPIN[2]
Life* (cumulative)	(13.80)%	(14.16)%	(14.12)%
* since 6/9/15

Commencement date for the Market Vectors Global Spin-Off ETF was 6/9/15.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/9/15) to the first day of secondary market trading in shares of the Fund (6/10/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 6.24% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Horizon Kinetics Global Spin-Off Index (GSPIN) is a rules-based, equal-weighted index intended to track the performance of listed, publicly-held spin-offs that are domiciled and trade in the U.S. or developed markets of Western Europe and Asia.

Horizon Kinetics Global Spin-Off Index was created and is maintained by Horizon Kinetics LLC. Horizon Kinetics LLC does not sponsor, endorse, issue, sell, or promote the Market Vectors Global Spin-Off ETF and bears no liability with respect to that ETF or any security.

4

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Global Spin-Off ETF (SPUN)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SPUN is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	June 10, 2015* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	1.3%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	1	1.3%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	2.5%
Greater than or Equal to 1.5% And Less Than 2.0%	6	7.6%
Greater than or Equal to 1.0% And Less Than 1.5%	10	12.7%
Greater than or Equal to 0.5% And Less Than 1.0%	20	25.2%
Greater than or Equal to 0.0% And Less Than 0.5%	22	27.8%
Greater than or Equal to -0.5% And Less Than 0.0%	10	12.7%
Greater than or Equal to -1.0% And Less Than -0.5%	3	3.8%
Greater than or Equal to -1.5% And Less Than -1.0%	3	3.8%
Greater than or Equal to -2.0% And Less Than -1.5%	1	1.3%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	79	100.0%

*	First Day of secondary market trading.
5

MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MGEUMFUN[2]
Life* (cumulative)	(12.26)%	(12.23)%	(12.13)%
* since 7/13/15

Commencement date for the Market Vectors Morningstar International Moat ETF was 7/13/15.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/13/15) to the first day of secondary market trading in shares of the Fund (7/14/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 2.49% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least February 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

The Morningstar® Global ex-US Moat Focus IndexSM was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the Market Vectors Morningstar International Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Global ex-US Moat Focus IndexSM is a service mark of Morningstar, Inc.

6

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Morningstar International Moat ETF (MOTI)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOTI is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2015* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	1	1.8%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	3	5.4%
Greater than or Equal to 1.0% And Less Than 1.5%	4	7.1%
Greater than or Equal to 0.5% And Less Than 1.0%	5	8.9%
Greater than or Equal to 0.0% And Less Than 0.5%	21	37.4%
Greater than or Equal to -0.5% And Less Than 0.0%	16	28.6%
Greater than or Equal to -1.0% And Less Than -0.5%	2	3.6%
Greater than or Equal to -1.5% And Less Than -1.0%	3	5.4%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	1.8%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	56	100.0%

*	First day of secondary market trading.
7

MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MWMFTR[2]
One Year	(9.62)%	(9.41)%	(8.90)%
Life* (annualized)	10.84%	10.88%	11.39%
Life* (cumulative)	42.42%	42.58%	44.87%
* since 4/24/12

Commencement date for the Market Vectors Morningstar Wide Moat ETF was 4/24/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/12) to the first day of secondary market trading in shares of the Fund (4/25/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.50% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least February 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

8

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

The Morningstar® Wide Moat Focus IndexSM was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the Market Vectors Morningstar Wide Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Wide Moat Focus IndexSM is a service mark of Morningstar, Inc.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors Morningstar Wide Moat ETF (MOAT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOAT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 25, 2012* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	2	0.2%
Greater than or Equal to 0.0% And Less Than 0.5%	658	76.1%
Greater than or Equal to -0.5% And Less Than 0.0%	201	23.3%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.4%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	864	100.0%

*	First Day of secondary market trading.
9

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 to September 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period
Global Spin-Off ETF#
Actual	$1,000.00	$858.40	0.55%	$1.58
Hypothetical**	$1,000.00	$1,013.78	0.55%	$1.71
Morningstar International Moat ETF##
Actual	$1,000.00	$877.70	0.56%	$1.14
Hypothetical**	$1,000.00	$1,009.61	0.56%	$1.22
Morningstar Wide Moat ETF*
Actual	$1,000.00	$922.20	0.50%	$2.41
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
#	Expenses are equal to the Fund’s annualized expense ratio (for the period from June 9, 2015 (commencement of operations) to September 30, 2015) multiplied by the average account value over the period, multiplied by the number of days since commencement of operations divided by the number of days in the fiscal year.
##	Expenses are equal to the Fund’s annualized expense ratio (for the period from July 13, 2015 (commencement of operations) to September 30, 2015) multiplied by the average account value over the period, multiplied by the number of days since commencement of operations divided by the number of days in the fiscal year.
**	Assumes annual return of 5% before expenses for the six months ended September 30, 2015, or for the period from commencement of operations to September 30, 2015.
10

GLOBAL SPIN-OFF ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number
of Shares		Value

COMMON STOCKS: 86.3%
Australia: 5.8%
2,929	DuluxGroup Ltd. #	$11,071
10,224	Echo Entertainment Group Ltd. #	35,002
21,517	Orora Ltd. #	35,134
29,006	South32 Ltd. * #	28,051
8,146	Treasury Wine Estates Ltd. #	37,765
		147,023
China / Hong Kong: 2.6%
4,500	Cheung Kong Property Holdings Ltd. #	32,968
156,000	Global Brands Group Holding Ltd. * #	32,294
		65,262
Finland: 2.6%
3,532	Caverion Corp. #	35,280
3,279	Valmet OYJ #	31,749
		67,029
France: 1.6%
520	Edenred #	8,506
571	Groupe Fnac SA * #	32,629
		41,135
Germany: 1.4%
674	OSRAM Licht AG #	34,883
Ireland: 2.4%
564	Allegion Plc (USD)	32,520
617	Prothena Corp. Plc (USD) *	27,975
		60,495
Italy: 0.5%
1,150	World Duty Free SpA * #	13,138
Luxembourg: 1.1%
1,068	Aperam SA * #	28,850
New Zealand: 1.3%
19,113	Chorus Ltd. * #	32,726
Norway: 1.1%
7,833	Aker Solutions ASA # Reg S	27,055
Singapore: 0.4%
9,800	Frasers Centrepoint Ltd. #	10,238
Spain: 1.2%
5,237	Distribuidora Internacional de Alimentacion SA * #	31,670
Switzerland: 1.2%
177	Autoneum Holding AG * #	32,119
United Kingdom: 3.3%
2,267	Alent Plc #	16,685
2,822	Concentric AB (SEK) #	32,731
9,828	Indivior Plc #	33,801
		83,217
United States: 59.8%
556	AbbVie, Inc.	30,252
1,052	ADT Corp.	31,455
920	Alexander & Baldwin, Inc.	31,584
444	AMC Networks, Inc. *	32,487
1,457	Babcock & Wilcox Enterprises, Inc. *	24,478
1,681	Barnes and Noble Education, Inc. *	21,365
604	Baxalta, Inc.	19,032
Number
of Shares		Value

United States: (continued)
398	BWX Technologies, Inc.	$10,491
49	Cable One Inc *	20,552
8,554	California Resources Corp.	22,240
655	CDK Global, Inc.	31,296
2,448	Chemours Co.	15,839
1,017	Columbia Pipeline Group, Inc.	18,601
933	CST Brands, Inc.	31,405
506	Energizer Holdings, Inc.	19,587
1,280	Engility Holdings, Inc.	32,998
672	Enova International, Inc. *	6,868
690	Fiesta Restaurant Group, Inc. *	31,305
703	Fortune Brands Home & Security, Inc.	33,371
1,188	FTD Cos, Inc. *	35,402
1,600	Gannett Co., Inc.	23,568
996	Halyard Health, Inc. *	28,326
265	Howard Hughes Corp. *	30,406
306	Huntington Ingalls Industries, Inc.	32,788
538	Hyster-Yale Materials Handling, Inc.	31,113
1,057	Keysight Technologies, Inc. *	32,598
867	KLX, Inc. *	30,987
1,954	Knowles Corp. *	36,012
1,337	Lands’ End, Inc. *	36,112
631	Liberty Broadband Corp. *	32,459
1,278	Liberty TripAdvisor Holdings, Inc. *	28,333
1,265	Lumentum Holdings, Inc. *	21,442
398	Mallinckrodt Plc *	25,448
716	Marathon Petroleum Corp.	33,172
456	Marriott Vacations Worldwide Corp.	31,072
620	Murphy USA, Inc. *	34,069
2,405	Navient Corp.	27,032
2,052	New Media Investment Group, Inc.	31,724
2,537	News Corp.	32,017
1,950	NorthStar Asset Management Group, Inc.	28,002
1,922	NOW, Inc. *	28,446
793	ONE Gas, Inc.	35,947
638	PayPal Holdings, Inc. *	19,803
437	Phillips 66	33,579
568	Post Holdings, Inc. *	33,569
700	QEP Resources, Inc.	8,771
821	Rayonier Advanced Materials, Inc.	5,024
752	Science Applications International Corp.	30,238
837	Starz *	31,254
1,664	Time, Inc.	31,699
2,303	TimkenSteel Corp.	23,306
675	TopBuild Corp. *	20,905
758	Vista Outdoor, Inc. *	33,678
3,811	WPX Energy, Inc. *	25,229
948	Xura, Inc. *	21,216
1,011	Xylem, Inc.	33,211
		1,523,163
Total Common Stocks (Cost: $2,406,546)		2,198,003

See Notes to Financial Statements

11

GLOBAL SPIN-OFF ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 13.6%
United States: 12.5%
656	Care Capital Properties, Inc.	$21,602
1,829	CareTrust REIT, Inc.	20,759
1,513	Communications Sales & Leasing, Inc. *	27,083
1,052	Gaming and Leisure Properties, Inc.	31,244
2,279	New Residential Investment Corp.	29,855
2,676	New Senior Investment Group, Inc.	27,991
2,162	Rouse Properties, Inc.	33,684
1,338	Starwood Waypoint Residential Trust	31,884
1,586	Urban Edge Properties	34,242
2,706	WP GLIMCHER, Inc.	31,552
1,716	Xenia Hotels & Resorts, Inc.	29,961
		319,857
Number
of Shares		Value

Virgin Islands (US): 1.1%
2,017	Altisource Residential Corp.	$28,077
Total Real Estate Investment Trusts (Cost: $387,235)		347,934
MONEY MARKET FUND: 1.0% (Cost: $24,494)
24,494	Dreyfus Government Cash Management Fund	24,494
Total Investments: 100.9% (Cost: $2,818,275)		2,570,431
Liabilities in excess of other assets: (0.9)%		(23,558)
NET ASSETS: 100.0%		$2,546,873

SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $614,345 which represents 24.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	26.6%	$684,588
Consumer Staples	4.8	122,591
Energy	6.5	168,647
Financials	20.0	515,032
Health Care	6.4	164,834
Industrials	18.1	465,007
Information Technology	7.5	192,605
Materials	6.4	163,960
Telecommunication Services	1.3	32,726
Utilities	1.4	35,947
Money Market Fund	1.0	24,494
	100.0%	$2,570,431

See Notes to Financial Statements

12

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$147,023	$—	$147,023
China / Hong Kong	—	65,262	—	65,262
Finland	—	67,029	—	67,029
France	—	41,135	—	41,135
Germany	—	34,883	—	34,883
Ireland	60,495	—	—	60,495
Italy	—	13,138	—	13,138
Luxembourg	—	28,850	—	28,850
New Zealand	—	32,726	—	32,726
Norway	—	27,055	—	27,055
Singapore	—	10,238	—	10,238
Spain	—	31,670	—	31,670
Switzerland	—	32,119	—	32,119
United Kingdom	—	83,217	—	83,217
United States	1,523,163	—	—	1,523,163
Real Estate Investment Trusts*	347,934	—	—	347,934
Money Market Fund	24,494	—	—	24,494
Total	$1,956,086	$614,345	$—	$2,570,431

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended September 30, 2015.

See Notes to Financial Statements

13

MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number
of Shares		Value

COMMON STOCKS: 94.1%
Australia: 12.2%
31,710	Brambles Ltd. #	$217,940
4,133	Commonwealth Bank of Australia #	212,247
34,693	IOOF Holdings Ltd. #	209,468
45,890	Platinum Asset Management Ltd. #	219,356
23,682	QBE Insurance Group Ltd. #	215,775
417,232	Sigma Pharmaceuticals Ltd. #	219,588
		1,294,374
Canada: 14.0%
4,254	Bank of Montreal	230,929
3,111	Canadian Imperial Bank of Commerce	222,483
15,813	Comeco Corp.	191,898
8,695	Potash Corp. of Saskatchewan, Inc.	177,895
10,586	Power Corp. of Canada	218,479
9,347	Power Financial Corp.	213,335
5,660	Toronto-Dominion Bank	222,060
		1,477,079
Chile: 4.1%
4,773,871	Banco Santander	215,815
184,153	Empresa Nacional de Electricidad SA	216,250
		432,065
China / Hong Kong: 16.1%
550,000	Agricultural Bank of China Ltd. #	208,887
476,000	Bank of China Ltd. #	205,267
68,000	BOC Hong Kong Holdings Ltd. #	200,551
314,000	China Construction Bank Corp. #	209,542
160,000	China State Construction International Holdings Ltd. #	229,606
366,000	Industrial and Commercial Bank of China Ltd. #	211,440
17,000	Sun Hung Kai Properties Ltd #	221,736
39,000	Wharf Holdings Ltd. #	220,054
		1,707,083
France: 9.5%
6,985	Carrefour SA #	206,797
16,832	Credit Agricole SA #	193,583
11,278	Edenred #	184,483
1,351	Kering #	220,923
3,538	Schneider Electric SE #	197,921
		1,003,707
India: 8.7%
69,612	Ambuja Cements Ltd. #	218,714
55,974	ICICI Bank Ltd. #	231,334
47,102	ITC Ltd. #	236,182
63,915	State Bank of India #	231,858
		918,088
Number
of Shares		Value

Luxembourg: 2.0%
3,410	Millicom International Cellular SA (SEK) #	$212,818
Mexico: 1.9%
38,400	Grupo Televisa SAB	199,854
Netherlands: 1.9%
8,571	Koninklijke Philips NV #	201,441
Singapore: 5.9%
110,200	CapitaLand Ltd. #	208,250
34,450	Oversea-Chinese Banking Corp Ltd. #	213,496
15,900	United Overseas Bank Ltd. #	207,776
		629,522
Spain: 2.0%
24,860	Banco Bilbao Vizcaya Argentaria SA #	209,996
Sweden: 2.0%
14,605	Svenska Handelsbanken AB #	209,079
Switzerland: 1.8%
3,729	LafargeHolcim Ltd. #	194,974
United Kingdom: 12.0%
10,374	Burberry Group Plc #	215,323
60,861	Centrica Plc #	211,712
27,950	HSBC Holdings Plc #	211,126
5,374	Johnson Matthey Plc #	199,509
188,352	Lloyds Banking Group Plc #	214,715
5,577	Unilever NV (LDR) #	223,324
		1,275,709
Total Common Stocks (Cost: $11,095,620)		9,965,789
REAL ESTATE INVESTMENT TRUSTS: 6.2%
Australia: 2.0%
52,849	Goodman Group #	218,561
Singapore: 4.2%
233,500	CapitaLand Commercial Trust Ltd. #	220,637
165,100	CapitaLand Mall Trust #	220,945
		441,582
Total Real Estate Investment Trusts (Cost: $726,251)		660,143
Total Investments: 100.3% (Cost: $11,821,871)		10,625,932
Liabilities in excess of other assets: (0.3)%		(34,540)
NET ASSETS: 100.0%		$10,591,392

LDR	Local Depositary Receipt
SEK	Swedish Krona
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $8,516,934 which represents 80.4% of net assets.

See Notes to Financial Statements

14

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	6.0%	$636,100
Consumer Staples	6.3	666,303
Energy	1.8	191,898
Financials	60.7	6,448,780
Health Care	2.1	219,588
Industrials	9.7	1,031,391
Materials	7.4	791,092
Telecommunication Services	2.0	212,818
Utilities	4.0	427,962
	100.0%	$10,625,932

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,294,374	$—	$1,294,374
Canada	1,477,079	—	—	1,477,079
Chile	432,065	—	—	432,065
China / Hong Kong	—	1,707,083	—	1,707,083
France	—	1,003,707	—	1,003,707
India	—	918,088	—	918,088
Luxembourg	—	212,818	—	212,818
Mexico	199,854	—	—	199,854
Netherlands	—	201,441	—	201,441
Singapore	—	629,522	—	629,522
Spain	—	209,996	—	209,996
Sweden	—	209,079	—	209,079
Switzerland	—	194,974	—	194,974
United Kingdom	—	1,275,709	—	1,275,709
Real Estate Investment Trusts*	—	660,143	—	660,143
Total	$2,108,998	$8,516,934	$—	$10,625,932

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended September 30, 2015.

See Notes to Financial Statements

15

MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number
of Shares		Value

COMMON STOCKS: 99.7%
Capital Goods: 9.8%
812,481	Emerson Electric Co.	$35,887,286
411,504	United Technologies Corp.	36,619,741
		72,507,027
Consumer Durables & Apparel: 4.8%
296,050	Polaris Industries, Inc.	35,487,513
Diversified Financials: 9.9%
289,429	Berkshire Hathaway, Inc.	37,741,542
953,016	Franklin Resources, Inc.	35,509,376
		73,250,918
Household & Personal Products: 5.4%
551,936	The Procter and Gamble Co.	39,706,276
Materials: 4.7%
405,368	Monsanto Co.	34,594,105
Media: 20.2%
1,409,270	Discovery Communications, Inc. * †	36,683,298
539,105	Time Warner, Inc.	37,063,469
1,427,363	Twenty-First Century Fox, Inc.	38,510,254
370,881	Walt Disney Co.	37,904,038
		150,161,059
Pharmaceuticals, Biotechnology: 4.8%
727,838	Merck and Co., Inc.	35,947,919
Semiconductor: 4.8%
2,444,798	Applied Materials, Inc.	35,914,083
Software & Services: 5.1%
2,073,318	The Western Union Co.	38,066,118
Technology: 4.9%
818,817	Autodesk, Inc.	36,142,582
Technology Hardware & Equipment: 5.0%
695,812	Qualcomm, Inc.	37,385,979
Transportation: 15.0%
1,359,100	CSX Corp.	36,559,790
478,800	Norfolk Southern Corp.	36,580,320
434,694	Union Pacific Corp.	38,431,297
		111,571,407
Utilities: 5.3%
1,175,633	ITC Holdings Corp.	39,195,604
Total Common Stocks (Cost: $800,172,904)		739,930,590
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6%
Repurchase Agreements: 0.6%
$1,130,211	Repurchase agreement dated 9/30/15 with BNP Paribas Securities Corp., 0.11%, due 10/1/15, proceeds $1,130,214; (collateralized by various U.S. government and agency obligations, 0.25% to 7.50%, due 8/1/16 to 10/1/45, valued at $1,152,817 including accrued interest)	$1,130,211
1,130,211	Repurchase agreement dated 9/30/15 with Citigroup Global Markets, Inc., 0.12%, due 10/1/15, proceeds $1,130,215; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 5/15/18 to 10/1/45, valued at $1,152,815 including accrued interest)	1,130,211
1,130,211	Repurchase agreement dated 9/30/15 with HSBC Securities USA, Inc., 0.10%, due 10/1/15, proceeds $1,130,214; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 11/15/15 to 7/15/37, valued at $1,152,816 including accrued interest)	1,130,211
1,130,211	Repurchase agreement dated 9/30/15 with Mizuho Securities USA, Inc., 0.14%, due 10/1/15, proceeds $1,130,215; (collateralized by various U.S. government and agency obligations, 0.00% to 4.50%, due 10/9/19 to 10/1/45, valued at $1,152,815 including accrued interest)	1,130,211
237,928	Repurchase agreement dated 9/30/15 with Royal Bank of Scotland Plc, 0.09%, due 10/1/15, proceeds $237,929; (collateralized by various U.S. government and agency obligations, 0.09% to 3.63%, due 1/31/16 to 2/15/44, valued at $242,687 including accrued interest)	237,928
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $4,758,772)		4,758,772
Total Investments: 100.3% (Cost: $804,931,676)		744,689,362
Liabilities in excess of other assets: (0.3)%		(2,325,831)
NET ASSETS: 100.0%		$742,363,531

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,587,605.

See Notes to Financial Statements

16

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	25.1%	$185,648,572
Consumer Staples	5.4	39,706,276
Financials	9.9	73,250,918
Health Care	4.8	35,947,919
Industrials	24.9	184,078,434
Information Technology	19.9	147,508,762
Materials	4.7	34,594,105
Utilities	5.3	39,195,604
	100.0%	$739,930,590

The summary of inputs used to value the Fund's investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$739,930,590	$—	$—	$739,930,590
Repurchase Agreements	—	4,758,772	—	4,758,772
Total	$739,930,590	$4,758,772	$—	$744,689,362

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

17

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

	Global Spin-Off ETF	Morningstar International Moat ETF	Morningstar Wide Moat ETF
Assets:
Investments, at value (1) (2)	$2,570,431	$10,625,932	$739,930,590
Short-term investments held as collateral for securities loaned (3)	—	—	4,758,772
Cash	—	—	2,149,602
Cash denominated in foreign currency, at value (4)	621	6,056	—
Receivables:
Investment securities sold	497,795	5,987	—
Shares sold	389	—	32
Due from Adviser	8,108	11,539	—
Dividends	3,408	43,882	646,696
Prepaid expenses	104	—	10,956
Total assets	3,080,856	10,693,396	747,496,648

Liabilities:
Payables:
Investment securities purchased	503,587	6,016	—
Collateral for securities loaned	—	—	4,758,772
Shares redeemed	—	—	—
Due to Adviser	—	—	243,224
Due to custodian	—	55,184	—
Deferred Trustee fees	—	—	19,818
Accrued expenses	30,396	40,804	111,303
Total liabilities	533,983	102,004	5,133,117
NET ASSETS	$2,546,873	$10,591,392	$742,363,531
Shares outstanding	150,000	400,000	26,550,000
Net asset value, redemption and offering price per share	$16.98	$26.48	$27.96

Net assets consist of:
Aggregate paid in capital	$2,826,978	$12,090,894	$935,151,755
Net unrealized depreciation	(247,853)	(1,196,479)	(60,242,314)
Undistributed net investment income	7,096	54,293	12,363,462
Accumulated net realized loss	(39,348)	(357,316)	(144,909,372)
	$2,546,873	$10,591,392	$742,363,531
(1) Value of securities on loan	$—	$—	$4,587,605
(2) Cost of investments	$2,818,275	$11,821,871	$800,172,904
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$4,758,772
(4) Cost of cash denominated in foreign currency	$606	$6,034	$—

See Notes to Financial Statements

18

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2015

	Global Spin-Off ETF(a)	Morningstar International Moat ETF(b)	Morningstar Wide Moat ETF

Income:
Dividends	$10,439	$88,177	$21,324,617
Securities lending income	—	—	52,606
Foreign taxes withheld	—	(5,414)	(90,364)
Total income	10,439	82,763	21,286,859

Expenses:
Management fees	2,912	10,805	4,030,669
Professional fees	12,726	24,146	117,095
Insurance	7	—	12,750
Trustees’ fees and expenses	140	24	32,091
Reports to shareholders	5,596	7,669	92,376
Indicative optimized portfolio value fee	819	1,500	2,128
Custodian fees	9,183	6,000	23,987
Registration fees	2,729	2,441	25,034
Transfer agent fees	328	150	1,880
Fund accounting fees	1,751	916	47,021
Interest	—	—	24,161
Other	273	300	43,650
Total expenses	36,464	53,951	4,452,842
Waiver of management fees	(2,912)	(10,805)	(39,730)
Expenses assumed by the Adviser	(30,345)	(31,045)	—
Net expenses	3,207	12,101	4,413,112
Net investment income	7,232	70,662	16,873,747

Net realized gain (loss) on:
Investments	(39,348)	(357,316)	(126,099,813)
In-kind redemption	—	—	87,726,557
Foreign currency transactions and foreign denominated assets and liabilities	(136)	(16,369)	—
Net realized loss	(39,484)	(373,685)	(38,373,256)

Net change in unrealized appreciation (depreciation) on:
Investments	(247,844)	(1,195,941)	(58,131,508)
Foreign currency transactions and foreign denominated assets and liabilities	(9)	(538)	—
Net change in unrealized appreciation (depreciation)	(247,853)	(1,196,479)	(58,131,508)
Net Decrease in Net Assets Resulting from Operations	$(280,105)	$(1,499,502)	$(79,631,017)

(a)	For the period June 9, 2015 (commencement of operations) through September 30, 2015.
(b)	For the period July 13, 2015 (commencement of operations) through September 30, 2015.

See Notes to Financial Statements

19

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Global Spin-Off ETF	Morningstar International Moat ETF	Morningstar Wide Moat ETF
	For the Period June 9, 2015* through September 30, 2015	For the Period July 13, 2015* through September 30, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Operations:
Net investment income	$7,232	$70,662	$16,873,747	$10,392,816
Net realized gain (loss)	(39,484)	(373,685)	(38,373,256)	86,785,912
Net change in unrealized appreciation (depreciation)	(247,853)	(1,196,479)	(58,131,508)	(5,881,068)
Net increase (decrease) in net assets resulting from operations	(280,105)	(1,499,502)	(79,631,017)	91,297,660

Dividends to shareholders:
Dividends from net investment income	—	—	(13,000,000)	(4,225,050)

Share transactions:**
Proceeds from sale of shares	2,826,978	12,090,894	159,367,725	415,642,323
Cost of shares redeemed	—	—	(177,988,761)	(13,494,178)
Increase (decrease) in net assets resulting from share transactions	2,826,978	12,090,894	(18,621,036)	402,148,145
Total increase (decrease) in net assets.	2,546,873	10,591,392	(111,252,053)	489,220,755
Net Assets, beginning of period	—	—	853,615,584	364,394,829
Net Assets, end of period†	$2,546,873	$10,591,392	$742,363,531	$853,615,584
† Including undistributed net investment income	$7,096	$54,293	$12,363,462	$8,489,715

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	400,000	5,100,000	14,300,000
Shares redeemed	—	—	(5,850,000)	(450,000)
Net increase (decrease)	150,000	400,000	(750,000)	13,850,000

* Commencement of operations

See Notes to Financial Statements

20

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Spin-Off ETF
	For the Period June 9, 2015(a) through September 30, 2015
Net asset value, beginning of period	$19.78
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss on investments		(2.85)
Total from investment operations		(2.80)
Net asset value, end of period	$16.98
Total return (b)	(14.16	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,547
Ratio of gross expenses to average net assets	6.24	%(d)
Ratio of net expenses to average net assets	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)
Ratio of net investment income to average net assets	1.24	%(d)
Portfolio turnover rate	30	%(c)

	Morningstar International Moat ETF
	For the Period July 13, 2015(a) through September 30, 2015
Net asset value, beginning of period	$30.17
Income from investment operations:
Net investment income	0.18
Net realized and unrealized loss on investments		(3.87)
Total from investment operations		(3.69)
Net asset value, end of period	$26.48
Total return (b)	(12.23	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,591
Ratio of gross expenses to average net assets	2.49	%(d)
Ratio of net expenses to average net assets	0.56	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.56	%(d)
Ratio of net investment income to average net assets	3.27	%(d)
Portfolio turnover rate	54	%(c)

(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

21

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Wide Moat ETF
	For the Year Ended September 30,			For the Period April 24, 2012(a) through September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$31.27	$27.09	$21.54	$20.15
Income from investment operations:
Net investment income	0.57	0.37	0.23	0.08
Net realized and unrealized gain (loss) on investments	(3.46)	4.04	5.46	1.31
Total from investment operations	(2.89)	4.41	5.69	1.39
Less:
Dividends from net investment income	(0.42)	(0.23)	(0.14)	—
Net asset value, end of period	$27.96	$31.27	$27.09	$21.54
Total return (b)	(9.41)%	16.35%	26.54%	6.90	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$742,364	$853,616	$364,395	$66,782
Ratio of gross expenses to average net assets	0.50%	0.50%	0.51%	1.04	%(d)
Ratio of net expenses to average net assets	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.88%	1.63%	1.48%	1.62	%(d)
Portfolio turnover rate	14%	15%	1%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

22

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2015, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (each a “Fund” and, together, the “Funds”). Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. Each Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of its index by investing in a portfolio of securities that generally replicates the index.

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Global Spin-Off ETF	June 9, 2015	Horizon Kinetics Global Spin-Off Index (1)
Morningstar International Moat ETF	July 13, 2015	Morningstar® Global ex-US Moat Focus Index SM(2)
Morningstar Wide Moat ETF	April 24, 2012	Morningstar® Wide Moat Focus Index SM(2)

(1)	Published by Horizon Kinetics, LLC
(2)	Published by Morningstar, Inc.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.
23

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell
24

financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2015.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2015 are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at September 30, 2015 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until February 1, 2017, (for Morningstar Wide Moat ETF until February 1, 2016) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

25

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The current management fee rate, expense limitations and the amounts waived/assumed by the Adviser for the year ended September 30, 2015, are as follows:

	Management	Expense	Waiver of	Expenses Assumed
Fund	Fee Rate	Limitations	Management Fees	by the Adviser
Global Spin-Off ETF*	0.50%	0.55%	$ 2,912	$30,345
Morningstar International Moat ETF**	0.50	0.56	10,805	31,045
Morningstar Wide Moat ETF	0.45	0.49	39,730	—

*	For the period June 9, 2015 (commencement of operations) through September 30, 2015.
**	For the period July 13, 2015 (commencement of operations) through September 30, 2015.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Global Spin-Off ETF	$661,795	$623,645
Morningstar International Moat ETF	10,577,550	5,709,853
Morningstar Wide Moat ETF	121,971,184	817,827,000

Note 5—Income Taxes—As of September 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized depreciation, gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Cost of Investments	Appreciation	Depreciation	(Depreciation)
Global Spin-Off ETF	$2,818,315	$16,511	$(264,395)	$(247,884)
Morningstar International Moat ETF	11,830,775	9,115	(1,213,958)	(1,204,843)
Morningstar Wide Moat ETF	804,931,676	1,377,730	(61,620,044)	(60,242,314)

At September 30, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Long-Term	Capital	Late Year	Temporary	Appreciation
Fund	Income	Capital Gains	Losses	Losses	Difference	(Depreciation)	Total
Global Spin-Off ETF	$7,097	$—	$(39,308)	$—	$—	$(247,894)	$(280,105)
Morningstar International Moat ETF	54,312	—	(348,431)	—	—	(1,205,383)	(1,499,502)
Morningstar Wide Moat ETF	12,383,280	—	(144,909,372)	—	(19,818)	(60,242,314)	(192,788,224)

The tax character of dividends paid to shareholders during the years ended September 30, 2015 and September 30, 2014 was as follows:

	2015 Dividends	2014 Dividends
Fund	Ordinary Income	Ordinary Income
Morningstar Wide Moat ETF	$13,000,000	$4,225,050

Global Spin-Off ETF and Morningstar International Moat ETF commenced operations on June 9, 2015 and July 13, 2015, respectively, and had no distributions during the period ended September 30, 2015.

26

At September 30, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration
	Short-Term	Long-Term
Fund	Capital Losses	Capital Losses
Global Spin-Off ETF	$39,308	$—
Morningstar International Moat ETF	348,431	—
Morningstar Wide Moat ETF	121,644,701	23,264,671

During the year ended September 30, 2015, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease)	Increase (Decrease)	Increase( Decrease)
	in Accumulated Net	in Accumulated	in Aggregate
Fund	Investment Income (Loss)	Net Realized Gain (Loss)	Paid in Capital
Global Spin-Off ETF	$(136)	$136	$—
Morningstar International Moat ETF	(16,369)	16,369	—
Morningstar Wide Moat ETF	—	(87,722,525)	87,722,525

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years, or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2015, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2015, the Funds had in-kind contributions and redemptions as follow:

Fund	In-Kind Contributions	In-Kind Redemptions
Global Spin-Off ETF	$2,794,979	$—
Morningstar International Moat ETF	7,311,490	—
Morningstar Wide Moat ETF	1,781,077,395	1,103,135,491

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different

27

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Global Spin-Off ETF may invest in spun-off companies that have been spun-off from a parent company for a number of reasons, including but not limited to low growth prospects, high capital requirements or an unfavorable capitalization structure. Investments in spun-off companies are subject to the risk that any of these characteristics will adversely affect the value of investments in the spun-off companies. There can be no assurance that a spun-off company will be financially independent or profitable, especially where the company represented a non-core or non-competitive business line of the parent company at the time of the spin-off.

Global Spin-Off ETF may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

28

Note 10—Bank Line of Credit—Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. Participating Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2015, the following Fund borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	September 30, 2015
Morningstar Wide Moat ETF	323	$1,773,981	1.52%	$—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2015, there were no offsets to custodian fees.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

29

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (three of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Spin-Off ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF (three of the series constituting Market Vectors ETF Trust) at September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2015

30

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2015 income tax purposes will be sent to them in early 2016. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2015 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Morningstar International Moat ETF	$4,404	$88,319

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Received Deduction for fiscal-year 2015.

Morningstar Wide Moat ETF	100.00%
31

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES/OFFICERS

September 30, 2015 (unaudited)

Independent Trustees:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present; Secretary and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to present.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
32

Officers:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).
Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).
Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007-2011); University of Pennsylvania Law School (August 2004 – May 2007).
Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.
Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
33

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited)

At a meeting held on December 4, 2014 (the “December Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “December Investment Management Agreement”) with respect to the Market Vectors Morningstar International Wide Moat ETF (the “New December Fund”). In addition, at a meeting held on March 2, 2015 (the “March Meeting”), the Board, including all of the Independent Trustees, considered and approved investment management agreements (the “March Investment Management Agreement”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Market Vectors Australia Equal Weight ETF, Market Vectors Australia Hedged Equal Weight ETF, Market Vectors Brazil Equal Weight ETF, Market Vectors China Equal Weight ETF, Market Vectors Europe Equal Weight ETF, Market Vectors Europe Hedged Equal Weight ETF, Market Vectors Germany Equal Weight ETF, Market Vectors Global Spin-Off ETF, Market Vectors Hong Kong Equal Weight ETF, Market Vectors India Equal Weight ETF, Market Vectors Italy Equal Weight ETF, Market Vectors Japan Equal Weight ETF, Market Vectors Japan Hedged Equal Weight ETF, Market Vectors Mexico Equal Weight ETF, Market Vectors Russia Equal Weight ETF, Market Vectors South Africa Equal Weight ETF, Market Vectors South Korea Equal Weight ETF, Market Vectors Spain Equal Weight ETF, Market Vectors Taiwan Equal Weight ETF and Market Vectors United Kingdom Equal Weight ETF (the “New March Funds”). In addition, at a meeting held on September 3, 2015 (the “September Meeting”), the Board, including all of the Independent Trustees, considered and approved an investment management agreement (the “September Investment Management Agreement”) with respect to the Market Vectors Generic Drugs ETF (and collectively, with the New December Fund and the New March Funds, the “Funds”). The December Investment Management Agreement, the March Investment Management Agreement and the September Investment Management Agreement are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the relevant meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the December Meeting, March Meeting and September Meeting (as applicable) regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any benefits it may receive from serving as administrator to each Fund and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the December Meeting, the March Meeting and September Meeting (as applicable) as part of their consideration of the Investment Management Agreements.

34

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

* * *

At a meeting held on June 9, 2015 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI Emerging Markets Quality ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 15, 2015. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund generally invests in a different group of issuers than the funds in its designated peer group. In addition, the Trustees reviewed certain performance information for each Fund that was not provided by Lipper. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 15, 2015 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser has the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

35

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited) (continued)

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Gaming ETF and Morningstar Wide Moat ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds, including any benefits it may receive from serving as administrator to the Funds and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in net assets of these Funds and the sustainability of any potential economies of scale which may exist. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 15, 2015 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

36

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
666 Third Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.800.826.2333
www.vaneck.com

MVSTRATAR

ANNUAL REPORT S E P T E M B E R 3 0 , 2 0 1 5

MARKET VECTORS®
QUALITY ETFs

MSCI Emerging Markets Quality ETF	QEM®
MSCI Emerging Markets Quality Dividend ETF	QDEM®
MSCI International Quality ETF	QXUS®
MSCI International Quality Dividend ETF	QDXU®

800.826.2333
vaneck.com

The information contained in the management discussion represents the opinions of Market Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETF Trust are as of September 30, 2015, and are subject to change.

MARKET VECTORS QUALITY ETFs

(unaudited)

Dear Shareholder:

On September 3, 2015, the Board of Trustees of Market Vectors ETF Trust approved the termination and liquidation of the following funds (“Funds”): Market Vectors MSCI Emerging Markets Quality ETF (QEM); Market Vectors MSCI Emerging Markets Quality Dividend ETF (QDEM); Market Vectors MSCI International Quality ETF (QXUS); and Market Vectors MSCI International Quality Dividend ETF (QDXU).

The Funds ceased trading their shares on NYSE Arca, Inc. after the close of business on Friday, September 18, 2015. The Funds liquidated and distributed their remaining proceeds or assets to shareholders (“Liquidating Distributions”) on October 16, 2015.

Shareholders who held shares of the Funds on the Funds’ liquidation date received Liquidating Distributions with values equal to their respective proportionate ownership interests in the Funds on that date.

Shareholders who received Liquidating Distributions generally will have recognized capital gains or losses equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Funds’ distributor, Van Eck Securities Corporation, at 1.800.826.2333 for additional information.

Thank you for your participation in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the four funds for the 12-month period ending September 30, 2015 as well as their financial statements.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

October 21, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

1

MARKET VECTORS QUALITY ETFs

Management Discussion (unaudited)

MSCI Emerging Markets Quality

Sweden was the largest positive contributor to the Fund’s total returns. Exposures to Brazil and South Africa were the two largest negative contributors to the Fund’s total returns, followed by exposure to Indonesia. All sectors detracted from the Fund’s performance, with the financials and energy sectors being the largest detractors.

MSCI Emerging Markets Quality Dividend

Not one sector or country contributed positively to overall performance. As with the MSCI Emerging Markets Quality ETF, exposures to Brazil and South Africa were the two largest negative contributors to the Fund’s total returns. China was also a major detractor from performance. Energy companies were the most significant detractors from the Fund’s total returns, followed by financial companies.

MSCI International Quality

Exposures to Denmark and Spain were the two largest positive contributors to the Fund’s total returns. Exposures to the U.K. and Australia were the two largest detractors from performance. On a sector basis, industrials and materials companies provided the greatest negative contributions, followed by those in the energy and information technology sectors.

MSCI International Quality Dividend

Exposure to the U.K. was the largest negative contributor to the Fund’s total returns, followed by exposures to Canada and Australia. On a sector basis, energy and financial companies provided the greatest negative contributions to overall performance, followed by materials companies.

2

MSCI EMERGING MARKETS QUALITY ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	M1EFQU[2]
One Year	(17.42)%	(14.72)%	(14.96)%
Life* (annualized)	(6.47)%	(4.79)%	(4.60)%
Life* (cumulative)	(10.69)%	(7.96)%	(7.66)%
* since 1/21/2014

Commencement date for the Market Vectors MSCI Emerging Markets Quality ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 2.85% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least February 1, 2016. The expense limitation continued until the Fund liquidated on October 16, 2015.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

3

MSCI EMERGING MARKETS QUALITY ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

[2]	MSCI Emerging Markets Quality Index (M1EFQU) is modified capitalization weighted and aims to capture the performance of quality growth stocks selected from the Parent Index (MSCI Emerging Markets Index), by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores.

MSCI Emerging Markets Quality Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Emerging Markets Quality ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors MSCI Emerging Markets Quality ETF (QEM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QEM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	14	3.3%
Greater than or Equal to 4.5% And Less Than 5.0%	4	0.9%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.7%
Greater than or Equal to 3.5% And Less Than 4.0%	5	1.2%
Greater than or Equal to 3.0% And Less Than 3.5%	5	1.2%
Greater than or Equal to 2.5% And Less Than 3.0%	5	1.2%
Greater than or Equal to 2.0% And Less Than 2.5%	6	1.4%
Greater than or Equal to 1.5% And Less Than 2.0%	9	2.1%
Greater than or Equal to 1.0% And Less Than 1.5%	14	3.3%
Greater than or Equal to 0.5% And Less Than 1.0%	31	7.3%
Greater than or Equal to 0.0% And Less Than 0.5%	55	12.9%
Greater than or Equal to -0.5% And Less Than 0.0%	84	19.6%
Greater than or Equal to -1.0% And Less Than -0.5%	56	13.2%
Greater than or Equal to -1.5% And Less Than -1.0%	36	8.5%
Greater than or Equal to -2.0% And Less Than -1.5%	15	3.5%
Greater than or Equal to -2.5% And Less Than -2.0%	11	2.6%
Greater than or Equal to -3.0% And Less Than -2.5%	17	4.0%
Greater than or Equal to -3.5% And Less Than -3.0%	17	4.0%
Greater than or Equal to -4.0% And Less Than -3.5%	7	1.6%
Greater than or Equal to -4.5% And Less Than -4.0%	8	1.9%
Greater than or Equal to -5.0% And Less Than -4.5%	1	0.2%
Less Than -5.0%	23	5.4%
	426	100.0%

*	First Day of secondary market trading.
4

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	M1EFDY[2]
One Year	(20.37)%	(20.14)%	(22.50)%
Life* (annualized)	(10.17)%	(9.58)%	(10.94)%
Life* (cumulative)	(16.58)%	(15.65)%	(17.78)%
* since 1/21/2014

Commencement date for the Market Vectors MSCI Emerging Markets Quality Dividend ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 3.34% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least February 1, 2016. The expense limitation continued until the Fund liquidated on October 16, 2015.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

5

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI Emerging Markets High Dividend Yield Index (M1EFDY) is modified capitalization weighted and is designed to reflect the performance of equities in the Parent Index (MSCI Emerging Markets Index) with dividend yields that are higher than average dividend yield of the Parent Index that are deemed by the Index Provider (MSCI) to be both sustainable and persistent.

MSCI Emerging Markets High Dividend Yield Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Emerging Markets Quality Dividend ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors MSCI Emerging Markets Quality Dividend ETF (QDEM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QDEM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	19	4.5%
Greater than or Equal to 4.5% And Less Than 5.0%	4	0.9%
Greater than or Equal to 4.0% And Less Than 4.5%	4	0.9%
Greater than or Equal to 3.5% And Less Than 4.0%	4	0.9%
Greater than or Equal to 3.0% And Less Than 3.5%	9	2.1%
Greater than or Equal to 2.5% And Less Than 3.0%	9	2.1%
Greater than or Equal to 2.0% And Less Than 2.5%	16	3.8%
Greater than or Equal to 1.5% And Less Than 2.0%	28	6.6%
Greater than or Equal to 1.0% And Less Than 1.5%	25	5.9%
Greater than or Equal to 0.5% And Less Than 1.0%	35	8.2%
Greater than or Equal to 0.0% And Less Than 0.5%	65	15.3%
Greater than or Equal to -0.5% And Less Than 0.0%	99	23.1%
Greater than or Equal to -1.0% And Less Than -0.5%	51	12.0%
Greater than or Equal to -1.5% And Less Than -1.0%	22	5.2%
Greater than or Equal to -2.0% And Less Than -1.5%	12	2.8%
Greater than or Equal to -2.5% And Less Than -2.0%	5	1.2%
Greater than or Equal to -3.0% And Less Than -2.5%	5	1.2%
Greater than or Equal to -3.5% And Less Than -3.0%	5	1.2%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.5%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	6	1.4%
	426	100.0%

*	First Day of secondary market trading.

6

MSCI INTERNATIONAL QUALITY ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	M1WDUQU[2]
One Year	(7.16)%	(6.78)%	(8.30)%
Life* (annualized)	(2.92)%	(2.82)%	(3.29)%
Life* (cumulative)	(4.89)%	(4.72)%	(5.50)%
* since 1/21/2014

Commencement date for the Market Vectors MSCI International Quality ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 4.88% / Net Expense Ratio 0.45%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.45% of the Fund’s average daily net assets per year until at least February 1, 2016. The expense limitation continued until the Fund liquidated on October 16, 2015.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

7

MSCI INTERNATIONAL QUALITY ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI ACWI ex USA Quality Index (M1WDUQU) is modified capitalization and aims to capture the performance of quality growth stocks selected from the Parent Index (MSCI ASWI ex USA Quality Index) by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores.

MSCI ACWI ex USA Quality Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors International Quality ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors MSCI International Quality ETF (QXUS)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QXUS is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	11	2.6%
Greater than or Equal to 4.5% And Less Than 5.0%	2	0.5%
Greater than or Equal to 4.0% And Less Than 4.5%	4	0.9%
Greater than or Equal to 3.5% And Less Than 4.0%	6	1.4%
Greater than or Equal to 3.0% And Less Than 3.5%	8	1.9%
Greater than or Equal to 2.5% And Less Than 3.0%	8	1.9%
Greater than or Equal to 2.0% And Less Than 2.5%	11	2.6%
Greater than or Equal to 1.5% And Less Than 2.0%	19	4.5%
Greater than or Equal to 1.0% And Less Than 1.5%	15	3.5%
Greater than or Equal to 0.5% And Less Than 1.0%	35	8.2%
Greater than or Equal to 0.0% And Less Than 0.5%	60	14.0%
Greater than or Equal to -0.5% And Less Than 0.0%	109	25.5%
Greater than or Equal to -1.0% And Less Than -0.5%	65	15.2%
Greater than or Equal to -1.5% And Less Than -1.0%	20	4.7%
Greater than or Equal to -2.0% And Less Than -1.5%	25	5.9%
Greater than or Equal to -2.5% And Less Than -2.0%	13	3.1%
Greater than or Equal to -3.0% And Less Than -2.5%	10	2.4%
Greater than or Equal to -3.5% And Less Than -3.0%	5	1.2%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	426	100.0%

*	First Day of secondary market trading.
8

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	M1WDUDY[2]
One Year	(16.97)%	(14.50)%	(17.05)%
Life* (annualized)	(9.48)%	(7.66)%	(9.03)%
Life* (cumulative)	(15.49)%	(12.60)%	(14.78)%
* since 1/21/2014

Commencement date for the Market Vectors MSCI International Quality Dividend ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Gross Expense Ratio 4.23% / Net Expense Ratio 0.45%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.45% of the Fund’s average daily net assets per year until at least February 1, 2016. The expense limitation continued until the Fund liquidated on October 16, 2015.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

9

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2015 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI ACWI ex USA High Dividend Yield Index (M1WDUDY) is modified capitalization and is designed to reflect the performance of equities in the Parent Index (MSCI ACWI ex USA Index) with dividend yields that are higher than average dividend yield of the Parent Index that are deemed by the Index Provider (MSCI) to be both sustainable and persistent.

MSCI ACWI ex USA High Dividend Yield Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors International Quality Dividend ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Market Vectors MSCI International Quality Dividend ETF (QDXU)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QDXU is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	0.2%
Greater than or Equal to 4.5% And Less Than 5.0%	2	0.5%
Greater than or Equal to 4.0% And Less Than 4.5%	2	0.5%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	3	0.7%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	7	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.5%
Greater than or Equal to 1.0% And Less Than 1.5%	7	1.6%
Greater than or Equal to 0.5% And Less Than 1.0%	36	8.5%
Greater than or Equal to 0.0% And Less Than 0.5%	117	27.4%
Greater than or Equal to -0.5% And Less Than 0.0%	146	34.3%
Greater than or Equal to -1.0% And Less Than -0.5%	50	11.7%
Greater than or Equal to -1.5% And Less Than -1.0%	19	4.5%
Greater than or Equal to -2.0% And Less Than -1.5%	6	1.4%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.9%
Greater than or Equal to -3.0% And Less Than -2.5%	7	1.6%
Greater than or Equal to -3.5% And Less Than -3.0%	11	2.6%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.5%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.5%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	426	100.0%

*	First Day of secondary market trading.
10

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 to September 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	April 1, 2015-
	April 1, 2015	September 30, 2015	During Period	September 30, 2015
MSCI Emerging Markets Quality ETF
Actual	$1,000.00	$844.20	0.50%	$2.31
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54
MSCI Emerging Markets Quality Dividend ETF
Actual	$1,000.00	$839.50	0.50%	$2.31
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54
MSCI International Quality ETF
Actual	$1,000.00	$925.50	0.45%	$2.17
Hypothetical**	$1,000.00	$1,022.81	0.45%	$2.28
MSCI International Quality Dividend ETF
Actual	$1,000.00	$903.90	0.45%	$2.15
Hypothetical**	$1,000.00	$1,022.81	0.45%	$2.28

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 3.4%
Qatar: 3.4%
588	Barwa Real Estate Co. QSC #	$6,917
281	Gulf International Services QSC #	5,032
914	Industries Qatar QSC #	30,941
2,220	Masraf Al Rayan QSC #	26,263
166	Qatar Electricity and Water Co. QSC	9,544
1,057	Qatar National Bank SAQ #	54,478
		133,175
Taiwan: 0.0%
1,363	Yuanta Financial Holding Co. Ltd. #	507
Total Common Stocks: 3.4% (Cost: $158,721)		133,682
Other assets less liabilities: 96.6%		3,829,582
NET ASSETS: 100.0%		$3,963,264

#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $124,138 which represents 3.1% of net assets.

Summary of Investments by
Sector (unaudited)	% of Investments	Value
Energy	3.8%	$5,032
Financials	66.0	88,165
Industrials	23.1	30,941
Utilities	7.1	9,544
	100.0%	$133,682

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Qatar	$9,544	$123,631	$—	$133,175
Taiwan	—	507	—	507
Total	$9,544	$124,138	$—	$133,682

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

12

MSCI INTERNATIONAL QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 0.5%
Qatar: 0.5%
55	Gulf International Services QSC #	$985
171	Industries Qatar QSC #	5,789
365	Masraf Al Rayan QSC #	4,318
31	Qatar Electricity and Water Co. QSC	1,782
96	Qatar Insurance Co. SAQ	2,454
162	Qatar National Bank SAQ #	8,350
Total Common Stocks: 0.5% (Cost: $28,767)		23,678
Other assets less liabilities: 99.5%		4,444,834
NET ASSETS: 100.0%		$4,468,512

#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,442 which represents 0.4% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Energy	4.2%	$985
Financials	63.9	15,122
Industrials	24.4	5,789
Utilities	7.5	1,782
	100.0%	$23,678

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Qatar	$4,236	$19,442	$—	$23,678

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

13

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2015

Number of Shares		Value

COMMON STOCKS: 0.7%
Qatar: 0.7%
117	Barwa Real Estate Co. QSC #	$1,376
56	Gulf International Services QSC #	1,003
181	Industries Qatar QSC #	6,127
441	Masraf Al Rayan QSC #	5,217
33	Qatar Electricity & Water Co. QSC	1,897
210	Qatar National Bank SAQ #	10,824
		26,444
Taiwan: 0.0%
262	Yuanta Financial Holding Co. Ltd. #	98
Total Common Stocks: 0.7% (Cost: $30,051)		26,542
Other assets less liabilities: 99.3%		4,006,683
NET ASSETS: 100.0%		$4,033,225

#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $24,645 which represents 0.6% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Energy	3.8%	$1,003
Financials	66.0	17,515
Industrials	23.1	6,127
Utilities	7.1	1,897
	100.0%	$26,542

The summary of inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Qatar	$1,897	$24,547	$—	$26,444
Taiwan	—	98	—	98
Total	$1,897	$24,645	$—	$26,542

There were no transfers between levels during the year ended September 30, 2015.

See Notes to Financial Statements

14

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

	MSCI	MSCI	MSCI	MSCI
	Emerging	Emerging	International	International
	Markets Quality	Markets Quality	Quality	Quality Dividend
	ETF	Dividend ETF	ETF	ETF

Assets:
Investments, at value (1)	$—	$133,682	$23,678	$26,542
Cash	4,432,389	3,830,495	4,462,498	4,020,563
Cash denominated in foreign currency, at value (2)	51,366	26,798	19,444	16,810
Receivables:
Investment securities sold	3,742	4,101	3,198	5,681
Due from Adviser	15,123	12,390	14,367	8,996
Dividends	1,946	6,483	14,662	14,299
Prepaid expenses	—	76	73	71
Total assets	4,504,566	4,014,025	4,537,920	4,092,962

Liabilities:
Payables:
Investment securities purchased	3,743	2,280	3,199	5,335
Deferred Trustee fees	22	17	19	17
Accrued expenses	60,601	48,464	66,190	54,385
Total liabilities	64,366	50,761	69,408	59,737
NET ASSETS	$4,440,200	$3,963,264	$4,468,512	$4,033,225
Shares outstanding.	100,000	100,000	100,000	100,000
Net asset value, redemption and offering price per share	$44.40	$39.63	$44.69	$40.33

Net assets consist of:
Aggregate paid in capital	$5,537,879	$5,026,356	$4,939,388	$5,039,718
Net unrealized appreciation (depreciation)	689	(24,127)	(5,609)	(4,001)
Undistributed (accumulated) net investment income (loss)	(33,241)	39,485	(11,239)	33,884
Accumulated net realized loss	(1,065,127)	(1,078,450)	(454,028)	(1,036,376)
	$4,440,200	$3,963,264	$4,468,512	$4,033,225
(1) Cost of investments	$—	$158,721	$28,767	$30,051
(2) Cost of cash denominated in foreign currency	$50,371	$25,696	$19,113	$16,615

See Notes to Financial Statements

15

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2015

	MSCI		MSCI	MSCI		MSCI
	Emerging		Emerging	International		International
	Markets Quality		Markets Quality	Quality		Quality Dividend
	ETF		Dividend ETF	ETF		ETF

Income:
Dividends	$210,984		$223,506	$141,253		$229,050
Securities lending income	1,963		279	1,050		2,063
Foreign taxes withheld	(25,690)		(29,975)	(12,128)		(16,742)
Total income	187,257		193,810	130,175		214,371

Expenses:
Management fees	36,009		24,012	21,972		20,734
Professional fees	50,139		41,031	49,707		40,850
Insurance	242		90	88		87
Trustees’ fees and expenses	1,130		1,600	1,498		1,370
Reports to shareholders	13,933		13,553	13,430		13,221
Indicative optimized portfolio value fee	7,969		7,898	7,314		7,873
Custodian fees	55,517		36,838	77,119		56,835
Registration fees	5,184		5,170	5,161		5,171
Transfer agent fees	3,621		3,910	3,844		3,844
Fund accounting fees	25,611		20,090	52,009		38,880
Interest	299		12	9		21
Other	5,442		5,960	6,152		5,783
Total expenses	205,096		160,164	238,303		194,669
Waiver of management fees	(36,009)		(24,012)	(21,972)		(20,734)
Expenses assumed by the Adviser	(132,780)		(112,128)	(194,351)		(153,182)
Net expenses	36,307		24,024	21,980		20,753
Net investment income	150,950		169,786	108,195		193,618

Net realized gain (loss) on:
Investments	(1,079,886	)(a)	(1,078,466)	(459,550	)(a)	(1,036,352)
In-kind redemptions	213,342		—	—		—
Foreign currency transactions and foreign denominated assets and liabilities	(35,410)		(26,943)	(11,860)		(7,893)
Net realized loss	(901,954)		(1,105,409)	(471,410)		(1,044,245)

Net change in unrealized appreciation (depreciation) on:
Investments	(266,560)		(75,351)	28,794		145,824
Foreign currency transactions and foreign denominated assets and liabilities	1,791		2,792	1,180		420
Net change in unrealized appreciation (depreciation)	(264,769)		(72,559)	29,974		146,244
Net Decrease in Net Assets Resulting from Operations	$(1,015,773)		$(1,008,182)	$(333,241)		$(704,383)

(a)	Net of foreign taxes of $14,763 and $5,550 for MSCI Emerging Markets Quality ETF and MSCI International Quality ETF, respectively.

See Notes to Financial Statements

16

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MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MSCI Emerging Markets Quality ETF		MSCI Emerging Markets Quality Dividend ETF
	For the Year Ended September 30, 2015	For the Period January 21, 2014* through September 30, 2014	For the Year Ended September 30, 2015	For the Period January 21, 2014* through September 30, 2014
Operations:
Net investment income	$150,950	$96,459	$169,786	$193,536
Net realized gain (loss)	(901,954)	26,059	(1,105,409)	23,972
Net change in unrealized appreciation (depreciation)	(264,769)	265,458	(72,559)	48,432
Net increase (decrease) in net assets resulting from operations	(1,015,773)	387,976	(1,008,182)	265,940

Dividends and Distributions to shareholders:
Dividends from net investment income	(191,400)	(41,240)	(202,370)	(92,780)
Distributions from net realized capital gains	(23,900)	—	(25,700)	—
Total Dividends and Distributions	(215,300)	(41,240)	(228,070)	(92,780)

Share transactions:**
Proceeds from sale of shares	5,389,218	5,028,438	—	5,026,356
Cost of shares redeemed	(5,093,119)	—	—	—
Increase in net assets resulting from share transactions	296,099	5,028,438	—	5,026,356
Total increase (decrease) in net assets	(934,974)	5,375,174	(1,236,252)	5,199,516
Net Assets, beginning of period	5,375,174	—	5,199,516	—
Net Assets, end of period†	$4,440,200	$5,375,174	$3,963,264	$5,199,516
† Including undistributed (accumulated) net investment income (loss)	$(33,241)	$57,468	$39,485	$99,028

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	100,000	—	100,000
Shares redeemed	(100,000)	—	—	—
Net increase	—	100,000	—	100,000

*    Commencement of operations

See Notes to Financial Statements

18

MSCI International Quality ETF		MSCI International Quality Dividend ETF
For the Year Ended September 30, 2015	For the Period January 21, 2014* through September 30, 2014	For the Year Ended September 30, 2015	For the Period January 21, 2014* through September 30, 2014

$108,195	$182,146	$193,618	$256,691
(471,410)	222,931	(1,044,245)	(8,556)
29,974	(35,583)	146,244	(150,245)
(333,241)	369,494	(704,383)	97,890

(130,860)	(145,310)	(275,700)	(123,500)
(84,600)	—	(800)	—
(215,460)	(145,310)	(276,500)	(123,500)

—	10,091,205	—	5,039,718
—	(5,298,176)	—	—
—	4,793,029	—	5,039,718
(548,701)	5,017,213	(980,883)	5,014,108
5,017,213	—	5,014,108	—
$4,468,512	$5,017,213	$4,033,225	$5,014,108
$(11,239)	$9,408	$33,884	$123,924

—	200,000	—	100,000
—	(100,000)	—	—
—	100,000	—	100,000

See Notes to Financial Statements

19

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	MSCI Emerging Markets Quality ETF
	For the Year Ended September 30, 2015	For the Period January 21, 2014(a) through September 30, 2014
Net asset value, beginning of period	$53.75	$50.18
Income from investment operations:
Net investment income	0.96	0.96
Net realized and unrealized gain (loss) on investments	(8.70)	3.02
Total from investment operations	(7.74)	3.98
Less:
Dividends from net investment income	(1.37)	(0.41)
Distributions from net realized capital gains	(0.24)	—
Total dividends and distributions	(1.61)	(0.41)
Net asset value, end of period	$44.40	$53.75
Total return (b)	(14.72)%	7.93	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,440	$5,375
Ratio of gross expenses to average net assets	2.85%	2.66	%(d)
Ratio of net expenses to average net assets	0.50%	0.50	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	2.10%	2.63	%(d)
Portfolio turnover rate	63%	19	%(c)

	MSCI Emerging Markets Quality Dividend ETF
	For the Year Ended September 30, 2015	For the Period January 21, 2014(a) through September 30, 2014
Net asset value, beginning of period	$52.00	$50.08
Income from investment operations:
Net investment income	1.70	1.94
Net realized and unrealized gain (loss) on investments	(11.79)	0.91
Total from investment operations	(10.09)	2.85
Less:
Dividends from net investment income	(2.02)	(0.93)
Distributions from net realized capital gains	(0.26)	—
Total dividends and distributions	(2.28)	(0.93)
Net asset value, end of period	$39.63	$52.00
Total return (b)	(20.14)%	5.62	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,963	$5,200
Ratio of gross expenses to average net assets	3.34%	2.35	%(d)
Ratio of net expenses to average net assets	0.50%	0.50	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	3.54%	5.35	%(d)
Portfolio turnover rate	27%	13	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

20

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	MSCI International Quality ETF
	For the Year Ended September 30, 2015	For the Period January 21, 2014(a) through September 30, 2014
Net asset value, beginning of period	$50.17	$50.15
Income from investment operations:
Net investment income	1.08	1.50
Net realized and unrealized loss on investments	(4.40)	(0.34)
Total from investment operations	(3.32)	1.16
Less:
Dividends from net investment income	(1.31)	(1.14)
Distributions from net realized capital gains	(0.85)	—
Total dividends and distributions	(2.16)	(1.14)
Net asset value, end of period	$44.69	$50.17
Total return (b)	(6.78)%	2.22	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,469	$5,017
Ratio of gross expenses to average net assets	4.88%	2.04	%(d
Ratio of net expenses to average net assets	0.45%	0.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.45%	0.45	%(d)
Ratio of net investment income to average net assets	2.22%	3.40	%(d)
Portfolio turnover rate	18%	29	%(c)

	MSCI International Quality Dividend ETF
	For the Year Ended September 30, 2015	For the Period January 21, 2014(a) through September 30, 2014
Net asset value, beginning of period	$50.14	$50.21
Income from investment operations:
Net investment income	1.94	2.57
Net realized and unrealized loss on investments	(8.98)	(1.40)
Total from investment operations	(7.04)	1.17
Less:
Dividends from net investment income	(2.76)	(1.24)
Distributions from net realized capital gains	(0.01)	—
Total dividends and distributions	(2.77)	(1.24)
Net asset value, end of period	$40.33	$50.14
Total return (b)	(14.50)%	2.23	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,033	$5,014
Ratio of gross expenses to average net assets	4.23%	2.41	%(d)
Ratio of net expenses to average net assets	0.45%	0.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.45%	0.45	%(d)
Ratio of net investment income to average net assets	4.21%	7.19	%(d)
Portfolio turnover rate	31%	7	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

21

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2015, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by MSCI.

At a meeting held on September 3, 2015, the Board of Trustees of the Trust unanimously approved the termination and winding down of each Fund. Each Fund ceased trading its shares on NYSE Arca, Inc. after the close of business on September 18, 2015. Thereafter, each Fund has commenced liquidation and distributed its remaining proceeds or assets to shareholders (the “Liquidating Distribution”) on October 16, 2015.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
MSCI Emerging Markets Quality ETF	January 21, 2014	MSCI Emerging Markets Quality Index
MSCI Emerging Markets Quality Dividend ETF	January 21, 2014	MSCI Emerging Markets High Dividend Yield Index
MSCI International Quality ETF	January 21, 2014	MSCI ACWI ex USA Quality Index
MSCI International Quality Dividend ETF	January 21, 2014	MSCI ACWI ex USA High Dividend Quality Index

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the
22

Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid quarterly by each Fund. Distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.
23

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015 (continued)

F.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2015.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. As of September 30, 2015 the Funds held no repurchase agreements.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. As of September 30, 2015, the Funds held no financial instruments that would require additional disclosure.

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until February 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

24

The current management fee rate, expense limitations and the amounts waived/assumed by the Adviser for the year ended September 30, 2015, are as follows:

				Expenses
			Waiver of	Assumed
	Management Fee	Expense	Management	by the
Fund	Rate	Limitations	Fees	Adviser
MSCI Emerging Markets Quality ETF	0.50%	0.50%	$36,009	$132,780
MSCI Emerging Markets Quality Dividend ETF	0.50	0.50	24,012	112,128
MSCI International Quality ETF	0.45	0.45	21,972	194,351
MSCI International Quality Dividend ETF	0.45	0.45	20,734	153,182

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
MSCI Emerging Markets Quality ETF	$4,409,330	$8,830,265
MSCI Emerging Markets Quality Dividend ETF	1,231,014	5,057,038
MSCI International Quality ETF	798,268	5,329,670
MSCI International Quality Dividend ETF	1,311,173	5,374,106

Note 5—Income Taxes—As of September 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized depreciation, gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
MSCI Emerging Markets Quality Dividend ETF	$158,721	$601	$(25,640)	$(25,039)
MSCI International Quality ETF	28,767	149	(5,238)	(5,089)
MSCI International Quality Dividend ETF	30,051	135	(3,644)	(3,509)

At September 30, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Capital	Late Year	Temporary	Appreciation
Fund	Income	Losses	Losses	Difference	(Depreciation)	Total
MSCI Emerging Markets Quality ETF	$—	$(1,065,126)	$(33,219)	$(23)	$689	$(1,097,679)
MSCI Emerging Markets Quality Dividend ETF	39,502	(1,078,450)	—	(17)	(24,127)	(1,063,092)
MSCI International Quality ETF	—	(454,027)	(11,220)	(20)	(5,609)	(470,876)
MSCI International Quality Dividend ETF	33,900	(1,036,376)	—	(16)	(4,001)	(1,006,493)

The tax character of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2015 and September 30, 2014 were as follows:

	2015 #	2014*
	Ordinary	Ordinary
Fund	Income	Income
MSCI Emerging Markets Quality ETF	$215,300	$41,240
MSCI Emerging Markets Quality Dividend ETF	228,070	92,780
MSCI International Quality ETF	215,460	145,310
MSCI International Quality Dividend ETF	276,500	123,500

*	For the period from January 21, 2014 (commencement of operations) through September 30, 2014.
#	Includes short-term capital gains.
25

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015 (continued)

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2014, and certain late year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2014 and specified losses incurred after October 31, 2014. These losses are deemed to arise on the first day of the Funds next taxable year. For the year ended September 30, 2015, the Funds’ intend to defer to October 1, 2015 for federal tax purposes qualified late-year losses as follows:

Late Year
Fund	Ordinary Losses
MSCI Emerging Markets Quality ETF	$33,219
MSCI International Quality ETF	11,220

At September 30, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration
	Short-Term	Long-Term
Fund	Capital Losses	Capital Losses
MSCI Emerging Markets Quality ETF	$760,870	$304,256
MSCI Emerging Markets Quality Dividend ETF	244,642	833,808
MSCI International Quality ETF	163,948	290,079
MSCI International Quality Dividend ETF	267,649	768,727

During the year ended September 30, 2015, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
	in Accumulated Net	in Accumulated Net	in Aggregate
Fund	Investment Income/Loss	Realized Gain/Loss	Paid in Capital
MSCI Emerging Markets Quality ETF	$(50,259)	$(163,083)	$213,342
MSCI Emerging Markets Quality Dividend ETF	(26,959)	26,959	—
MSCI International Quality ETF	2,018	(754)	(1,264)
MSCI International Quality Dividend ETF	(7,958)	7,958	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years, or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2015, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 100,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2015, the following Funds had in-kind contributions and redemptions:

Fund	In-Kind Contributions	In-Kind Redemptions
MSCI Emerging Markets Quality ETF	$2,569,911	$2,366,522
MSCI Emerging Markets Quality Dividend ETF	7,457	—

MSCI International Quality ETF and MSCI International Quality Dividend ETF had no in-kind contributions or redemptions during the year ended September 30, 2015.

26

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At September 30, 2015, the Adviser owned approximately 73% of MSCI Emerging Markets Quality ETF and 63% of MSCI International Quality ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At September 30, 2015, the Funds had no securities on loan.

27

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2015 (continued)

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2015, the following Funds borrowed under this Facility:

	Days	Average Daily	Average
Fund	Outstanding	Loan Balance	Interest Rate
MSCI Emerging Markets Quality ETF	21	$339,740	1.51%
MSCI Emerging Markets Quality Dividend ETF	2	139,572	1.50
MSCI International Quality ETF	2	106,265	1.50
MSCI International Quality Dividend ETF	2	247,177	1.50

At September 30, 2015, the Funds had no outstanding loan balances.

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2015, there were no offsets to custodian fees.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 16, 2015, the Funds liquidated. The following Liquidating Distributions were paid by the Funds to shareholders:

Fund	Payable Date	Rate Per Share
MSCI Emerging Markets Quality ETF	10/16/2015	$44.39892
MSCI Emerging Markets Quality Dividend ETF	10/16/2015	$39.61686
MSCI International Quality ETF	10/16/2015	$44.68016
MSCI International Quality Dividend ETF	10/16/2015	$40.32661
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (four of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (four of the series constituting Market Vectors ETF Trust) at September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2015

29

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2015 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present; Secretary and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 to present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
30

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Officers:
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
31

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited)

At a meeting held on December 4, 2014 (the “December Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “December Investment Management Agreement”) with respect to the Market Vectors Morningstar International Wide Moat ETF (the “New December Fund”). In addition, at a meeting held on March 2, 2015 (the “March Meeting”), the Board, including all of the Independent Trustees, considered and approved investment management agreements (the “March Investment Management Agreement”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Market Vectors Australia Equal Weight ETF, Market Vectors Australia Hedged Equal Weight ETF, Market Vectors Brazil Equal Weight ETF, Market Vectors China Equal Weight ETF, Market Vectors Europe Equal Weight ETF, Market Vectors Europe Hedged Equal Weight ETF, Market Vectors Germany Equal Weight ETF, Market Vectors Global Spin-Off ETF, Market Vectors Hong Kong Equal Weight ETF, Market Vectors India Equal Weight ETF, Market Vectors Italy Equal Weight ETF, Market Vectors Japan Equal Weight ETF, Market Vectors Japan Hedged Equal Weight ETF, Market Vectors Mexico Equal Weight ETF, Market Vectors Russia Equal Weight ETF, Market Vectors South Africa Equal Weight ETF, Market Vectors South Korea Equal Weight ETF, Market Vectors Spain Equal Weight ETF, Market Vectors Taiwan Equal Weight ETF and Market Vectors United Kingdom Equal Weight ETF (the “New March Funds”). In addition, at a meeting held on September 3, 2015 (the “September Meeting”), the Board, including all of the Independent Trustees, considered and approved an investment management agreement (the “September Investment Management Agreement”) with respect to the Market Vectors Generic Drugs ETF (and collectively, with the New December Fund and the New March Funds, the “Funds”). The December Investment Management Agreement, the March Investment Management Agreement and the September Investment Management Agreement are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the relevant meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser at the December Meeting, March Meeting and September Meeting (as applicable) regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement.

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any benefits it may receive from serving as administrator to each Fund and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the December Meeting, the March Meeting and September Meeting (as applicable) as part of their consideration of the Investment Management Agreements.

32

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

* * *

At a meeting held on June 9, 2015 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Biotech ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Environmental Services ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Gaming ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Morningstar Wide Moat ETF, MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI Emerging Markets Quality ETF, Pharmaceutical ETF, Retail ETF, Russia Equal Weight ETF, Semiconductor ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 15, 2015. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund generally invests in a different group of issuers than the funds in its designated peer group. In addition, the Trustees reviewed certain performance information for each Fund that was not provided by Lipper. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 15, 2015 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser has the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

33

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2015 (unaudited)

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Gaming ETF and Morningstar Wide Moat ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds, including any benefits it may receive from serving as administrator to the Funds and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in net assets of these Funds and the sustainability of any potential economies of scale which may exist. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of Market Vectors Asia ex Japan Equal Weight ETF, Australia Equal Weight ETF, Australia Hedged Equal Weight ETF, Brazil Equal Weight ETF, China Equal Weight ETF, Europe Equal Weight ETF, Europe Hedged Equal Weight ETF, Germany Equal Weight ETF, Global Chemicals ETF, Global Spin-Off ETF, Hong Kong Equal Weight ETF, India Equal Weight ETF, Italy Equal Weight ETF, Japan Equal Weight ETF, Japan Hedged Equal Weight ETF, Mexico Equal Weight ETF, Morningstar International Moat ETF, Russia Equal Weight ETF, South Africa Equal Weight ETF, South Korea Equal Weight ETF, Spain Equal Weight ETF, Taiwan Equal Weight ETF and United Kingdom Equal Weight ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 15, 2015 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

34

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

666 Third Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.800.826.2333

www.vaneck.com

MVQUALAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     September 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2015 and
     September 30, 2014, were $319,530 and $288,095 respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2015 and September 30, 2014, were $260,451 and $209,313 respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 8, 2015
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 8, 2015
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 8, 2015
     ----------------